UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0059
Washington, D.C. 20549	Expires: January 31, 2008
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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule §240.14a-12

The Laclede Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of

ANNUAL MEETING
OF SHAREHOLDERS

and

PROXY STATEMENT

January 26, 2006

720 Olive Street
St. Louis, MO 63101

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Time	10:00 a.m. central standard time on Thursday, January 26, 2006
Place	The St. Louis Pavilion Hotel One Broadway St. Louis, Missouri
Items of Business	1.	To elect two members of the Board of Directors for three-year terms.
	2.	To amend the Company’s Articles of Incorporation to reduce the minimum size of the Board from nine to seven.
	3.	To approve The Laclede Group Annual Incentive Plan.
	4.	To approve The Laclede Group 2006 Equity Incentive Plan.
	5.	To ratify the appointment of Deloitte & Touche LLP as our independent auditors for the 2006 fiscal year.
	6.	To transact such other business as may properly come before the meeting and any adjournment or postponement.
Record Date	You can vote if you are a common shareholder of record on December 1, 2005.
Annual Report	Our 2005 annual report was mailed with this proxy statement.

Your vote is important. Whether or not you plan to attend the annual meeting, PLEASE VOTE IN ONE OF THREE WAYS: (1) use the toll free telephone number shown on your proxy card; (2) visit the web-site shown on your proxy card to vote via the Internet; or (3) mark, sign, date and promptly return the proxy card in the enclosed, pre-addressed, postage-paid envelope. If your shares are held by a broker, bank or nominee, it is important that you give them your voting instructions.

By the order of the Board of Directors,

MARY CAOLA KULLMAN
                Secretary

December 21, 2005

PROXY STATEMENT
INFORMATION ABOUT THE ANNUAL SHAREHOLDERS MEETING

This proxy statement is furnished to solicit proxies by the Board of Directors of The Laclede Group for use at the annual meeting of its shareholders to be held on January 26, 2006, and at any adjournment or postponement thereof. The meeting will be held at the St. Louis Pavilion Hotel, One Broadway, St. Louis, Missouri at 10:00 a.m. central standard time. The Company expects to mail this proxy statement with the annual report for 2005 on or about December 21, 2005.

Annual Meeting Admission

If you are a shareholder of record and plan to attend the annual meeting, please check the box on your proxy card. If your shares are held by someone else, such as a bank or broker, and you plan to attend the meeting, please bring a letter or statement from that firm that shows you were a beneficial holder on December 1, 2005. Please also bring personal identification.

Voting Matters

Your vote is very important.

Holders of record of The Laclede Group common stock at the close of business on December 1, 2005 are entitled to receive this proxy statement and to vote at the meeting. As of December 1, 2005 there were 21,252,488 shares of The Laclede Group common stock outstanding. You are entitled to one vote for each share owned of record on that date.

How you can vote

There are three convenient voting methods for shareholders of record:

Voting by telephone.  You can vote your shares by telephone by calling the toll free telephone number on your proxy card. Telephone voting is available 24 hours a day. If you vote by telephone, you should not return your proxy card. Telephone voting facilities for shareholders of record will close at 11:59 p.m. eastern standard time on January 25, 2006.

Voting by Internet.  You can also vote via the Internet. The web-site for Internet voting is on your proxy card, and voting is available 24 hours a day. If you vote via the Internet, you should not return your proxy card. Internet voting facilities for shareholders of record will close at 11:59 p.m. eastern standard time on January 25, 2006.

Voting by mail.  If you choose to vote by mail, mark your proxy card, date and sign it, and return it in the pre-addressed, postage-paid envelope provided.

If you hold your shares through a broker, bank or other holder of record, please follow its directions for providing voting instructions. The availability of telephone or Internet voting will depend on that firm’s processes.

If you participate in The Laclede Group dividend reinvestment and stock purchase plan or in the Company Stock Fund of the Laclede Gas Wage Deferral Savings Plan, Salary Deferral Savings Plan, or MoNat Wage Deferral Savings Plan and you do not give voting instructions for shares owned by you through any of these plans, none of your shares held in the plans will be voted. If you participate in the Company Stock Fund of the Employees’ Profit Sharing and Salary Deferral Plan of SM&P Utility Resources, Inc. and you do not specify your voting instructions, the trustee of the plan trust will vote your shares in the same proportion as the shares for which voting instructions have been received. To allow sufficient time for voting by the administrators and trustee of the plans, your voting instructions must be received by January 23, 2006.

How you may revoke or change your vote

You may revoke your proxy at any time before it is voted at the meeting by:

•	sending timely written notice of revocation to the corporate secretary;

•	submitting another timely proxy by telephone, Internet or paper ballot; or

•	attending the annual meeting and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor from the holder of record to be able to vote at the meeting.

Other voting matters

All shares that have been properly voted and not revoked will be voted at the annual meeting in accordance with your instructions. If you sign your proxy card but do not give voting instructions, the shares represented by that proxy will be voted by those named in the proxy card as recommended by the Board of Directors.

If any other matters are properly presented at the annual meeting for consideration, the persons named in the enclosed proxy card will have the discretion to vote on those matters for you. As of the date this proxy statement was printed, we do not know of any other matter to be raised at the annual meeting.

We hired IVS Associates, Inc. as an independent tabulator of votes to ensure confidentiality of the voting process. However, if you write comments on your proxy card, the comments will be shared with us.

How votes are counted and voting requirements

Each share of common stock represents one vote. As provided in The Laclede Group’s bylaws, holders of a majority of the shares entitled to vote at the annual meeting, present in person or represented by proxy, will constitute a quorum for the meeting. If a quorum is present, the affirmative vote of a majority of the shares entitled to vote that are present in person or by proxy is required to elect directors (Proposal 1), approve The Laclede Group Annual Incentive Plan (Proposal 3), The Laclede Group 2006 Equity Incentive Plan (Proposal 4), and ratify the independent auditors (Proposal 5). The affirmative vote of two-thirds of the outstanding shares is required to approve the amendment to the articles of incorporation to reduce the minimum size of the board of directors (Proposal 2). Shares represented by proxies that are marked or voted:

•	“withhold” with respect to the election of directors,

•	“abstain” on the other four proposals (approval of The Laclede Group Annual Incentive Plan, approval of The Laclede Group Equity 2006 Incentive Plan, approval of the amendment to the articles of incorporation and ratification of the appointment of the independent auditors), or

•	to deny discretionary authority

will be counted to determine a quorum but will have the effect of voting against the nominee(s), the proposal or discretionary authority. If a broker indicates that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered present.

If you hold your shares through a broker, your shares may be voted even if you do not vote or attend the annual meeting on some of the proposals. Under the rules of The New York Stock Exchange, member brokers who do not receive instructions from beneficial owners will be allowed to vote on the election of directors, the proposal to amend the articles of incorporation, the proposal to approve the annual incentive plan and the ratification of appointment of our independent auditors; but will not be allowed to vote on the proposal to approve The Laclede Group 2006 Equity Incentive Plan.

Delivery of Proxy Materials and Annual Report

Only one proxy statement, proxy card and annual report for 2005 are being delivered by the Company to multiple shareholders sharing an address, unless the Company receives contrary instructions. The Company will deliver, promptly upon written or oral request, a separate copy of this proxy statement and accompanying materials to shareholders at a shared address to which a single copy was delivered.

A shareholder who wishes to receive a separate copy of this proxy statement, proxy card or the annual report for 2005, now or in the future, or shareholders sharing an address who are receiving multiple copies of proxy materials and wish to receive a single copy of such materials, should submit a request to Investor Services at 314-342-0873, or Investor Services, The Laclede Group, Inc., 720 Olive Street, St. Louis, Missouri 63101.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers to file reports of holdings and transactions in The Laclede Group shares with the Securities and Exchange Commission and The New York Stock Exchange. Based on our records and information, in fiscal year 2005 our directors and executive officers met all applicable Securities and Exchange Commission reporting requirements.

Corporate Governance

Board and Committee Structure

During the 2005 fiscal year, there were seven meetings of our Board of Directors. All directors attended 75% or more of the aggregate number of meetings of the Board and applicable Committee meetings, and all but one director attended the last annual meeting of shareholders.

On November 4, 2005, Mr. C. Ray Holman, a director of the Company, passed away suddenly in an accident. Mr. Holman served as an independent Board member for over ten years. At the time of his death, he served as chairman of the Audit Committee, as well as a member of the Compensation, Corporate Governance and Investment Review Committees. The Board wishes to recognize the insight and wisdom he contributed in his many years of service to this Company.

The standing committees of the Board of Directors include the Audit, Compensation, Corporate Governance, Investment Review and Capital Funds Committees.

The Audit Committee assists the Board of Directors in fulfilling the Board’s oversight responsibilities with respect to the quality and integrity of the financial statements, financial reporting process, and systems of internal controls. The Audit Committee also assists the Board in monitoring the independence and performance of the independent auditors, the internal audit department and the operation of ethics programs. At fiscal year end, the Committee members were Mr. Holman as Committee chairman and audit committee financial expert, Messrs. Givens, Maritz, Glotzbach, and Stupp, as well as Ms. Van Lokeren. After

Mr. Holman’s death, Mr. Glotzbach assumed the chairman role for the Committee. All Committee members were determined by the Board to be independent and financially literate in accordance with The New York Stock Exchange requirements. The Committee met five times in fiscal year 2005. A copy of the Audit Committee’s Charter is attached as Appendix 2.

The Compensation Committee assists the Board in the discharge of its responsibility relative to the compensation of the Company’s executives, reviews and makes recommendations to the Board relative to the Company’s incentive compensation and equity-based plans, and makes recommendations to the Board regarding director compensation. At fiscal year end, the Committee members, all of whom were determined to be independent, were Messrs. Donald (chairman), Givens, Glotzbach, Holman and Nasser. The Committee met four times in fiscal year 2005. There are no Compensation Committee interlocks.

The Corporate Governance Committee considers and makes recommendations to the Board relative to corporate governance and its corporate governance guidelines, assists the Board in identifying individuals qualified to become Board members, and assists the Board in the oversight of succession planning for executive officers. The Committee also recommends committee appointments to the full Board. At fiscal year end, the Committee members, all of whom were determined to be independent, were Messrs. Nasser (chairman), Glotzbach, Holman, and Maritz. The Committee met three times in fiscal year 2005.

The Capital Funds Committee oversees the Company’s significant multi-year contributions to charitable and civic organizations. It also establishes certain criteria for the corporate giving program. At fiscal year end, the Committee members were Messrs. Nasser (chairman), Givens, and Maritz, and Ms. Van Lokeren. The Committee met once in fiscal year 2005.

The Investment Review Committee oversees the investments of the Company’s defined benefit qualified pension plans. At fiscal year end, the Committee members were Ms. Van Lokeren (chair), and Messrs. Holman, Stupp, and Yaeger. The Committee met four times in fiscal year 2005.

Director Independence

The Board of Directors believes that a majority of the directors should be independent and determined that during fiscal year 2005 eight of its members were independent: Messrs. Donald, Givens, Glotzbach, Holman, Maritz, Nasser, Stupp and Ms. Van Lokeren. Mr. Yaeger, the Chairman, President and Chief Executive Officer, is the only non-independent member of the Board. In determining the independence of directors, the Board found that none of the directors, other than Mr. Yaeger, has any material relationship with the Company other than as a director. In making these determinations, the Board considers all facts and circumstances as well as certain prescribed standards of independence, which are attached as Appendix 1 to this proxy statement. The director independence standards adopted by the Board largely reflect The New York Stock Exchange standards except the Board chose to use five-year “cooling off” periods, which is longer than The New York Stock Exchange’s three-year period; further the standards provide that the Board does not consider material Laclede Gas Company’s provision of natural gas service to any director or immediate family member of the director or director-related company pursuant to Laclede Gas Company’s tariffed rates.

The independent members of the Board meet in executive session at least quarterly, which sessions are led by the Corporate Governance Committee chair. Each quarter, he seeks items to discuss in those sessions from other Board members. Topics include from time to time the performance of the Chief Executive Officer and executive succession planning.

All of the members of the Audit, Compensation and Corporate Governance Committees are independent under our director independence standards as well as under the standards of The New York Stock Exchange. Mr. Glotzbach has been determined to be the audit committee financial expert for the Audit Committee and further, Messrs. Givens, Maritz, Stupp and Ms. Van Lokeren, who serve on the Audit Committee, meet the audit committee financial expert requirements.

Corporate Governance Documents

Our Board’s Corporate Governance Guidelines and the charters of each of the Audit, Compensation and Corporate Governance Committees are available on the Company’s web-site. Also available on the web-site are the Company’s Code of Business Conduct, Financial Code of Ethics and other related documents. Our website is at www.thelacledegroup.com. A copy of any of these documents will be sent to any shareholder upon request.

The Board generally conducts itself in accordance with its Corporate Governance Guidelines. The Guidelines, among other matters, provides:

•	each independent director must notify the Corporate Governance Committee Chair and the Chairman of the Board as soon as practicable of any event, situation or condition that may affect the Board’s evaluation of his or her independence,

•	independent directors will not be paid for consulting, the Company will not retain their firms for consulting or services without approval of the full Board nor will any personal loans or extensions of credit be made by the Company to any Director other than on the same terms as loans or credit are available to customers generally,

•	a director who materially changes his or her job responsibilities must submit a written offer to resign from the Board, which will then take into account the circumstances at that point in time and take such appropriate action as it deems necessary,

•	a director is not eligible for election after reaching age 71,

•	directors are responsible for attending Board and Committee meetings as well as the annual meeting of shareholders and expected to attend at a minimum 75% of such meetings,

•	the Board and its Committees conduct annual assessments of their performance as well as assessments of the performance of those directors whose terms expire at the next annual meeting,

•	directors shall have complete access to management,

•	the ability of the Board to retain consultants, experts, and advisors as it deems necessary, at Company expense, and

•	encouragement to attend educational programs at Company expense.

Correspondence with the Board

Those who desire to communicate with the independent directors should send correspondence addressed to the Corporate Governance Committee Chair, c/o The Laclede Group, Inc., 720 Olive Street, Room 1517, St. Louis, MO 63101. All appropriate correspondence is forwarded directly to the Corporate Governance Committee Chair. The Company does not, however, forward spam, sales, marketing or mass mailing materials; product or service complaints or inquiries; new product or service suggestions; resumes and other forms of job inquiries; or surveys. However, any filtered information is available to any director upon request.

Shareholders who wish to recommend nominees to the Corporate Governance Committee should make their submission to the Committee by the September 30 preceding the annual meeting by submitting it to Corporate Governance Committee Chair, c/o The Laclede Group, 720 Olive Street, St. Louis, MO 63101. Candidates properly recommended by shareholders will be evaluated by the Committee using the same criteria as applied to other candidates. While there is no set specific criteria for nominees, the Corporate Governance Committee generally will consider the appropriate skills and characteristics needed in light of the current make-up of the Board, including an assessment of the experience, diversity, age and skills represented on the Board. With the vacancy created by Mr. Holman’s death, the Board has approved reducing the size of the Board to eight upon shareholder approval of Proposal 2. In the event the Proposal is not approved, the board size would remain at nine and the Committee and the Board would consider the appropriate skills and characteristics in a qualified candidate. Generally, the Committee looks for persons who evidence personal characteristics of the highest personal and professional ethics, integrity and values; an inquiring and independent mind and practical wisdom and mature judgment; and expertise that is useful to the Company and complementary to the background and experience of other Board members. The Company does not typically hire or pay any third party to assist in this process.

PROPOSAL 1
ELECTION OF DIRECTORS

The Board of Directors is divided into three classes. Messrs. Donald and Nasser, two directors whose terms will expire upon the election on January 26, 2006, will stand for reelection for terms expiring in 2009. The persons named in the enclosed proxy card intend to vote proxies FOR the election of the two nominees listed below for terms expiring in 2009. If either nominee becomes unavailable for any reason before the meeting, which is not anticipated, the proxies received for that nominee will be voted for a person to be selected by our Board of Directors.

Information about the nominees and directors

Nominees for new term expiring in 2009:

Arnold W. Donald, 50, was, until December 2005, Chairman of the Board of Merisant Company, a global corporation that manufactures and markets a variety of tabletop sweetener products with sales in over 100 countries. He was Chairman of the Board from March 2000 to November 2005 and CEO from March 2000 to June 2003. From January 1998 to March 2000 he was Senior Vice President of Monsanto Company in St. Louis, Missouri and was responsible for Monsanto’s growth, globalization and technology initiatives. He is a director of Crown Holdings, Inc., Oil-Dri Corporation of America, Russell Corporation, Carnival Corporation and The Scotts Company.

Director of Laclede Group since:	2003

William E. Nasser, 66, was, until October 2003, CEO of SouthWest NanoTechnologies, Inc., a privately held specialty chemical firm. He served as Chairman of Enchira Biotechnology Corp. from April 1998 to January 2003. He retired as Chairman of the Board, Chief Executive Officer and President of Petrolite Corporation in November 1995.

Director of Laclede Group since:	2000
Director of Laclede Gas:	1994 – 2001

The Board of Directors recommends a vote “FOR”
election of these nominees as directors.

Directors with term expiring in 2007:

Dr. Henry Givens, Jr., 72, has been President of Harris-Stowe State University for the last 26 years. He is a director of Peabody Energy Corporation and serves on the advisory board of U. S. Bank N.A. (St. Louis).

Director of Laclede Group since:	2000
Director of Laclede Gas:	1992 – 2001

Mary Ann Van Lokeren, 58, has been Chairman and Chief Executive Officer of Krey Distributing Co., an Anheuser-Busch wholesaler, since December 1986. She is a director of Commerce Bancshares, Inc. and Masco Corporation.

Director of Laclede Group since:	2000
Director of Laclede Gas:	1992 – 2001

Douglas H. Yaeger, 56, has been Chairman of the Board, President and Chief Executive Officer of The Laclede Group since its inception in October 2000. He has been Laclede Gas’ Chairman of the Board since January 1999, Chief Executive Officer since January 1999 and President since December 1997. He is a director of First Banks, Inc. and Chair of its Audit Committee.

Director of Laclede Group since:	2000
Director of Laclede Gas since:	1998

Directors with term expiring in 2008:

Edward L. Glotzbach, 56, is President and Managing Partner at Technology Partners International, Inc., an organization that assists clients with the evaluation, negotiation, implementation and management of IT and business process sourcing initiatives. From October 2003 to December 2004, he served as Vice President and Chief Financial Officer of the firm. From 1970 to September 2003, he served in many positions with SBC Communications, with his most recent position there being Executive Vice President and Chief Information Officer for six years. He is a director of Visual Networks, Inc.

Director of Laclede Group since:	2005

W. Stephen Maritz, 47, has been Chairman of the Board of Maritz Inc. since February 2001 and Chief Executive Officer since November 1998. Maritz Inc. provides performance improvement, marketing research and travel services on a global basis. Previously, he served as Vice Chairman from July 1994 to February 2001 and President from April 1997 to February 2001.

Director of Laclede Group since:	2000
Director of Laclede Gas:	1999 – 2001

John P. Stupp, Jr., 55, has been President of Stupp Bros., Inc. since March of 2004 and Chief Executive Officer of Stupp Corporation since August of 1995. He previously served as Executive Vice President from April 1995 – March 2004 and Chief Operating Officer from April 1996 – March 2004. Stupp Bros., Inc. has two operating divisions: Stupp Bridge Company, a fabricator of steel highway and railroad bridges; and Stupp Corporation, producer of custom-made ERW (electric resistance welded) pipe for gas and oil transmission; and three subsidiaries: Hammert’s Iron Works, Inc., a fabricator of structural steel; Bayou Coating LLC, coating applicators for steel line pipe; and Midwest Bank Centre, a Missouri bank holding company. He serves as a director of Stupp Bros., Inc. and Atrion Corporation.

Director of Laclede Group since:	2005

Audit Committee Report

The primary function of the audit committee is oversight. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements. Management is also responsible for maintaining appropriate accounting and financial reporting practices and policies; for establishing internal controls and procedures designed to provide reasonable assurance that the Company is in compliance with accounting standards and applicable laws and regulations; and for assessing the effectiveness of the Company’s internal control over financial reporting. The independent auditors are responsible for planning and performing an independent audit of the financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The audit committee is responsible for overseeing the conduct of these activities by Company management and the independent auditors.

In this context, the audit committee has reviewed and discussed the audited financial statements for fiscal year 2005 with management and the independent auditors, Deloitte & Touche LLP. The committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees) and by the rules of the Public Company Accounting Oversight Board.

Deloitte & Touche LLP has provided the committee with the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committee discussed with the independent auditors that firm’s independence.

Based on the reviews and discussions referred to above, the committee recommended to the board of directors that the audited financial statements referred to above be included in the Annual Report on Form 10-K for the year ended September 30, 2005.

Audit Committee
Edward L. Glotzbach, Chairman
Dr. Henry Givens, Jr.
W. Stephen Maritz
John P. Stupp, Jr.
Mary Ann Van Lokeren

Fees of Independent Auditor

The following table displays the aggregate fees for professional audit services for the audit of the financial statements for the fiscal years ended September 30, 2005 and 2004 and fees billed for other services during those periods by the Company’s principal accounting firm, Deloitte & Touche LLP.

	2005	2004
Audit fees (1)	$507,250	$245,000
Audit related fees (2)	74,900	84,000
Tax fees (3)	7,760	32,220
All other fees (4)	0	20,000
Total	$589,910	$381,220

(1)	Audit fees consisted of audit work performed in the preparation of financial statements as well as work generally only the independent auditors can reasonably be expected to provide, such as statutory audits. In fiscal year 2005, $250,000 of the audit fees related to the independent auditor’s attestation relative to management’s assessment of the internal control over financial reporting under Section 404.

(2)	Audit related fees consisted primarily of audits of employee benefit plans.

(3)	Tax fees consisted primarily of assistance with tax compliance and reporting.

(4)	All other fees in fiscal year 2004 consisted of Section 404 review.

Since the adoption of the pre-approval policy described below, the Audit Committee has pre-approved all of the fees disclosed for fiscal years 2004 and 2005.

Policy Regarding the Approval of Independent Auditor Provision of Audit and Non-Audit Services

Consistent with Securities and Exchange Commission requirements regarding auditor independence, the Audit Committee recognizes the importance of maintaining the independence, in fact and appearance, of our independent auditors. To this end, the Audit Committee adopted a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor. Under the policy, the Committee or its designated member must pre-approve services prior to commencement of the specified service, provided that all fees relative to compliance with Section 404 of the Sarbanes-Oxley Act may only be pre-approved by the Committee. The decision of the designated member will be reported to the Audit Committee at its next meeting. The requests for pre-approval are submitted to the Audit Committee or its designated member, as applicable, by both the independent auditor and the Company’s Chief Financial Officer with a joint statement as to whether in their view the request is consistent with the Securities and Exchange Commission’s rules on auditor independence. At each Committee meeting, the Audit Committee reviews a report summarizing the services, including fees, provided by the independent auditor; a listing of pre-approved services provided since its last meeting; and a current projection presented similar to that included in this proxy statement, of the estimated annual fees to be paid to the independent auditors.

Directors’ Compensation

Retainer and Fees

The table below indicates compensation paid to current non-employee directors during fiscal year 2005:

	Annual Retainer (1)	Board Meeting Fees (2)	Committee Chair Retainer(s) (3)	Committee Meeting Fees (4)	Award Under Restricted Stock Plan For Directors
A. W. Donald	$20,000	$10,000	$2,500	$3,500	450
H. Givens, Jr.	20,000	14,000	–0–	6,000	300	(5)
E. L. Glotzbach	20,000	10,000	–0–	4,000	800
C. R. Holman	20,000	12,000	4,500	15,000	300	(5)
W. S. Maritz	20,000	13,000	–0–	6,500	450
W. E. Nasser	20,000	13,000	5,000	7,500	300	(5)
J. P. Stupp, Jr.	20,000	10,000	–0–	3,000	800
M. A. Van Lokeren	20,000	12,000	2,500	10,000	300	(5)

(1)	The retainers and fees may be deferred under the deferred income plan described later in this proxy statement.

(2)	Board meeting fees are $2,000 for each meeting, except the meeting fee for participation by phone is $1,000 per meeting.

(3)	The annual Committee chair retainer in 2005 was $2,500, for each committee, except the annual Audit Committee chair retainer in 2005 was $4,500. In 2006, these will increase to $5,000 and $7,500, respectively.

(4)	Committee meeting fees are $1,000 for each meeting, except the meeting fee for participation by phone is $500 per meeting.

(5)	Dr. Givens’ and Ms. Van Lokeren’s shares are wholly vested and one-half of Mr. Nasser’s award is vested. All of Mr. Holman’s shares vested on his death. The Plan is described in more detail on this page of this proxy statement. All other awards are nonvested.

Mr. Yaeger does not receive any retainer, fees or other compensation for his service as a director.

The Company’s Restricted Stock Plan for Non-employee Directors, approved by shareholders in January 2003, provides an initial award of 800 restricted shares to each new non-employee director. Annually thereafter, each non-employee director who is not a participant in the retirement plan for non-employee directors receives an additional grant of 450 shares, which the Board recently increased to 600 shares effective January 2006, for service rendered during the year preceding the annual meeting, while each non-employee director who is a participant in the retirement plan for non-employee directors receives an annual grant of 300 shares, which the Board recently increased to 450 shares, on the annual meeting date for the prior year’s service. The Plan trustee purchases shares for grants on the open market and holds them in trust for the account of the participants until they are vested. Forfeited shares are held by the trustee and available for future grants. Participants receive cash dividends on the Company’s common stock and may vote the shares awarded even while the shares are restricted, but the restricted shares may not be sold, pledged or otherwise transferred, except in accordance with the terms of the Plan. Shares vest depending on the participant’s age entering the plan and years of service as a director. Mr. Nasser will become fully vested in his non-vested shares on the annual meeting date due to having reached twelve (12) years of service on the Board.

While the Retirement Plan for Non-employee Directors was frozen as to any new directors in 2002, Messrs. Nasser and Givens, and Ms. Van Lokeren are participants. Messrs. Donald, Glotzbach, Maritz, and Stupp do not participate in the Plan. The Plan pays an annual retirement amount equal to $18,000 for the longer of ten (10) years or the participant’s life.

Recently, the Board adopted stock ownership guidelines for itself as well as executive officers of the Company. Under these standards, directors are expected to own shares with a market value equal to two times the annual retainer and are expected to retain shares awarded under the Restricted Stock Plan for Non-employee Directors for at least three years after the restrictions lapse. The directors have five years to meet the ownership guidelines.

Beneficial Ownership of Laclede Group Common Stock

The table below shows as of October 1, 2005 the number of shares of our common stock beneficially owned by (i) each person known to the Company to be the beneficial owner of more than five percent of the Company’s common stock, (ii) each director and director nominee, (iii) each named executive officer listed in the Summary Compensation Table, and (iv) all directors, nominees and executive officers as a group.

Amount and Nature of Ownership

Name	Shares Beneficially Owned (1)		Percent of Class
B. C. Cooper	8,127	(2)	*
A. W. Donald	1,600	(3)	*
H. Givens, Jr.	3,500		*
E. L. Glotzbach	800	(3)	*
C. Ray Holman	4,100	(3)	*
W. S. Maritz	2,550	(3)	*
W. E. Nasser	4,100	(3)	*
K. J. Neises	9,584	(2)(4)	*
M. C. Darrell	1,500	(2)	*
R. E. Shively	15,297	(2)	*
J. P. Stupp, Jr.	1,155,800	(6)	5.4%
M. A. Van Lokeren	4,500		*
D. H. Yaeger	38,599	(2)	*
Barclays Global Investors, N.A./Barclays Global Fund Advisors	1,148,456	(5)	5.4%
Stupp Bros., Inc	1,155,000	(6)	5.4%
All directors and executive officers (19) as a group	1,290,090		6%

(1)	Except as otherwise indicated, each person has sole voting and investment power with respect to all of the shares listed.

(2)	Includes options exercisable currently and within 60 days for the following number of shares under the Equity Incentive Plan: B. C. Cooper — 6,250; K. J. Neises — 7,500; M. C. Darrell — 1,500; R. E. Shively — 14,375; D. H. Yaeger — 30,000.

(3)	Includes restricted, non-vested shares granted under the Restricted Stock Plan for Non-employee Directors, as to which each recipient has sole voting power and no current investment power, as follows: A. W. Donald — 1,600; E. L. Glotzbach — 800; C. Ray Holman — 3,100; W. S. Maritz — 2,550; W. E. Nasser 1,550; and J. P. Stupp, Jr. — 800. Upon his death, Mr. Holman’s shares became fully vested.

(4)	Includes 1,500 shares granted under the Equity Incentive Plan that were not yet vested at October 1, 2005, but which vested on November 1, 2005.

(5)	Information provided as of December 31, 2004 in Schedule 13G filed by these shareholders. The address is 45 Fremont Street, San Francisco, CA 94105.

(6)	Stupp Bros., Inc. owns these 1,155,000 shares. Mr. Stupp is a director and executive officer of Stupp Bros., Inc. and has an interest in a voting trust that controls 100% of the stock of Stupp Bros., Inc., which is located at 3800 Weber Road, St. Louis, MO 63125.

*	Less than one percent.

Summary Compensation Table

The table that follows presents information about compensation for the chief executive officer and four other most highly compensated executive officers, as defined by the Securities and Exchange Commission, of the Company and its subsidiaries for the last three fiscal years.

					Long-Term Compensation
					Awards
		Annual Compensation
Name and Principal Position (1)	Year	Salary	Bonus (2)	Other Annual Compensation (3)	Restricted Stock Awards (4)(5)	Securities Underlying Options (5)	Payouts LTIP Payouts (6)	All Other Compensation (7)
D. H. Yaeger	2005	$498,333	$305,000	$–0–	$–0–	40,000	$101,014	$14,825
Chairman of the Board,	2004	477,308	226,300	–0–	–0–	40,000	99,545	11,975
President and CEO	2003	457,150	159,300	–0–	–0–	40,000	98,443	11,987

K. J. Neises	2005	$298,200	$162,700	$–0–	$–0–	15,000	$47,781	$37,767
Executive Vice President —	2004	286,133	110,900	–0–	43,275	15,000	47,086	35,419
Energy & Administrative	2003	271,967	72,300	–0–	–0–	15,000	46,565	33,709
Services

R. E. Shively	2005	$254,733	$141,200	$–0–	$–0–	12,500	$10,313	$10,905
Senior Vice President —	2004	250,500	75,000	–0–	–0–	15,000	10,163	1,587
Business & Services	2003	246,333	39,900	–0–	–0–	15,000	10,050	1,301
Development

B. C. Cooper	2005	$230,400	$93,200	$–0–	$–0–	12,500	$–0–	$10,254
Chief Financial Officer	2004	222,933	65,000	–0–	–0–	12,500	–0–	9,691
	2003	216,433	26,400	–0–	–0–	10,000	–0–	1,781

M. C. Darrell	2005	$183,933	$47,400	$39,990	$–0–	6,000	$–0–	$62,600
General Counsel	2004	75,000	12,000	1,696	–0–	–0–	–0–	2,199

(1)	Mr. Darrell first joined the Company in May 2004.

(2)	Fiscal years 2005 and 2004 include bonuses earned in that year but payable in the subsequent fiscal year. Fiscal year 2003 was a transition period wherein three executive officers received a cash bonus awarded in January 2003 based upon their accomplishments in fiscal year 2002 prior to the implementation of the new management bonus plan, and one awarded in October 2003 under the new management bonus plan, based on fiscal year 2003 results.

(3)	For Mr. Darrell, this column includes a gross-up payment in fiscal 2005 for taxes on his living and relocation expenses and a gross-up payment in fiscal 2004 for taxes on his medical, dental and vision insurance expenses. The named executive officers received certain perquisites, including personal use of Company vehicles, club dues, and group term life insurance, which did not exceed the SEC disclosure threshold.

(4)	The dollar value in this column is based on the closing market price of the Company’s common stock on the date the restricted stock was awarded, which was $28.85 on November 5, 2003. The value of the 1,500 restricted shares at September 30, 2005, using the closing market price on that date, was $48,735. These shares became fully vested on November 1, 2005. Dividends were payable on these restricted shares.

(5)	The Equity Incentive Plan contains provisions for the accelerated lapsing of restrictions on restricted stock and accelerated exercisability of options in the event of termination of the participant’s employment within two years following a change in control, which includes the purchase or other acquisition of beneficial ownership of 30% or more of the Company’s then outstanding shares of common stock, or a majority of the Board elected by actual or threatened election contest, or shareholder approval of reorganization, merger or consolidation following which the Company’s shareholders do not own more than 50% of the surviving entity’s voting power in the election of directors; liquidation or dissolution of the Company or sale of all or substantially all of the Company’s assets.

(6)	The amounts in this column reflect dividend equivalents paid under the incentive compensation plan to the named executive officer during the three most recent fiscal years. For a more detailed discussion of the plan, see the Long-Term Incentive Plan discussion beginning on page 14.

(7)	This column includes:

		Above Market Interest Original Deferred Income Plan	Above Market Interest Current Deferred Income Plan	401(k) Company Match
Yaeger	2005	$–0–	$6,627	$8,196
	2004	–0–	3,899	8,074
	2003	–0–	4,000	7,866

Neises	2005	$8,082	$21,454	$8,229
	2004	8,233	19,120	7,828
	2003	7,774	17,986	8,064

Shively	2005	$–0–	$1,803	$9,100
	2004	–0–	1,585	–0–
	2003	–0–	1,180	–0–

Cooper	2005	$–0–	$2,038	$8,214
	2004	–0–	1,682	8,007
	2003	–0–	987	673

Darrell	2005	$–0–	$199	$3,143
	2004	–0–	22	–0–

This column also includes supplemental insurance premiums of $2 each in fiscal years 2005 and 2004 and $121 each in 2003. For Mr. Darrell, this column also includes $59,256 for relocation costs and personal living expenses in fiscal 2005 and $2,175 for health, vision, and dental COBRA expenses in fiscal 2004.

Option Grants in Fiscal 2005

This table shows all options to purchase our stock granted to each of our named executive officers in 2005 and the present value at the date of grant calculated using the binomial option pricing model. These options were granted under the Equity Incentive Plan approved by shareholders at the annual meeting in January 2003.

	Individual Grants
Name	Number of Securities Underlying Options Granted (1)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price	Expiration Date	Grant Date Present Value (2)
D. H. Yaeger	40,000	17%	$30.95	11/4/2014	$269,200
K. J. Neises	15,000	6%	$30.95	11/4/2014	$100,950
R. E. Shively	12,500	5%	$30.95	11/4/2014	$84,125
B. C. Cooper	12,500	5%	$30.95	11/4/2014	$84,125
M. C. Darrell	6,000	3%	$30.95	11/4/2014	$40,380

(1)	Options vest in four equal annual installments, beginning on November 4, 2005.

(2)	Calculated using binomial option pricing model with assumed 25% volatility, 4.1% risk-free rate, 4.4% dividend yield and 96 month expected life of options.

Total Options Exercised in Fiscal 2005 and Year-End Value

This table provides information for options exercised by each of the named executive officers in fiscal 2005 and the value (stock price less exercise price) of the remaining options held by those executives at year-end, using the average ($32.70) of the high and low trading price of our common stock on September 30, 2005.

			Number of Securities Underlying Unexercised Options Held at 9/30/05		Value of Unexercised In-the-Money Options at 9/30/05
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable (#)	Unexercisable (#)	Exercisable ($)	Unexercisable ($)
D. H. Yaeger	10,000	$102,350	10,000	90,000	$38,500	$374,100
K. J. Neises	7,500	37,050	–0–	33,750	$–0–	$140,287
R. E. Shively	3,750	32,600	7,500	31,250	$49,800	$135,912
B. C. Cooper	5,625	42,660	–0–	26,875	$–0–	$105,118
M. C. Darrell	–0–	–0–	–0–	6,000	$–0–	$10,500

Long-Term Incentive Plan — Awards in Last Fiscal Year

The Company’s long-term incentive plan awards share units that are credited with quarterly dividend equivalent payments and an annual deferred compensation amount to participants. Because the shareholders in 2003 approved the equity incentive plan, the Board determined not to make any further awards under this incentive plan. Messrs. Yaeger, Neises and Shively have 73,465, 34,750 and 7,500 share units, respectively, previously awarded under the long-term incentive plan and continue to receive dividend equivalent payments and earn an annual deferred compensation amount. Of those awards, Messrs. Yaeger, Neises and Shively are vested, respectively, in 56,000, 34,750 and 0 of those units.

The dividend equivalent payments made to the named executive officers during the last fiscal year is disclosed in the “LTIP Payouts” column in the Summary Compensation Table. During the fiscal year ended September 30, 2005, each share unit was credited $.53 as a deferred compensation amount. The awards are subject to certain vesting requirements. In addition, a participant forfeits all rights to the share units if his employment is terminated for any reason other than retirement, death, disability or resignation by the participant after a hostile change in control of the Company.

The participant, and the participant’s spouse after the participant’s death, are entitled to receive dividend equivalent payments and deferred compensation amounts for life if the participant retired after age 65, or retired before age 65 but, based on the participant’s age at the time of the award, was employed by the Company after the date of the award of the share unit for two years after the award date if the participant was 61 or older at the time of award, four years if the participant was 55–60 at the date of award, or five years if the participant was 54 or under at the award date.

Retirement Plan

The Company maintains a qualified pension plan for all employees. Benefit payments under the plan are based upon a participant’s “average final compensation” and years of service. The qualified plan is supplemented by a non-qualified Supplemental Retirement Plan for those employees whose benefits under the qualified plan are subject to limitations under the Internal Revenue Code.

The table below shows estimated annual benefits payable at a normal retirement date under the employees’ retirement plan and the supplemental retirement benefit plan. The Plan defines “average final compensation” as the greater of: (a) the annual average of the highest compensation for 36 consecutive calendar months during the participant’s last 120 months of service; and (b) the annual average of the highest compensation for three consecutive calendar years during the participant’s last ten calendar years of service. Compensation under the Plan includes “Salary” and “Bonus” amounts as shown in the Summary Compensation Table.

Pension Plan Table
Estimated Annual Benefits Upon Retirement

	Years of Service
Average Final Compensation	15	20	25	30	35	40	45	50
$100,000	$27,809	$37,078	$46,348	$55,617	$64,887	$74,156	$83,426	$93,750
125,000	35,309	47,078	58,848	70,617	82,387	94,156	106,875	120,000
150,000	43,031	57,375	71,719	86,062	100,406	114,750	130,500	146,250
175,000	50,906	67,875	84,844	101,812	118,781	135,750	154,125	172,500
200,000	58,781	78,375	97,969	117,562	137,156	156,750	177,750	198,750
250,000	74,531	99,375	124,219	149,062	173,906	198,750	225,000	251,250
300,000	90,281	120,375	150,469	180,562	210,656	240,750	272,250	303,750
350,000	106,031	141,375	176,719	212,062	247,406	282,750	319,500	356,250
400,000	121,781	162,375	202,969	243,562	284,156	324,750	366,750	408,750
450,000	137,531	183,375	229,219	275,062	320,906	366,750	414,000	461,250
500,000	153,281	204,375	255,469	306,562	357,656	408,750	461,250	513,750
550,000	169,031	225,375	281,719	338,062	394,406	450,750	508,500	566,250
600,000	184,781	246,375	307,969	369,562	431,156	492,750	555,750	618,750
650,000	200,531	267,375	334,219	401,062	467,906	534,750	603,000	671,250
700,000	216,281	288,375	360,469	432,562	504,656	576,750	650,250	723,750
750,000	232,031	309,375	386,719	464,062	541,406	618,750	697,500	776,250
800,000	247,781	330,375	412,969	495,562	578,156	660,750	744,750	828,750
850,000	263,531	351,375	439,219	527,062	614,906	702,750	792,000	881,250

Benefits shown in the table (the calculation of which, in some cases, takes into account the portion of average final compensation in excess of Social Security covered compensation, and, in other cases, is calculated after the deduction of Social Security offset amounts) assume retirement at age 65, the years of service shown, continued existence of the current plans without substantial change and payment in the form of a single life annuity. Years of service for the persons named in the Summary Compensation Table are as follows: D. H. Yaeger, 14 years; K. J. Neises, 21 years; R. E. Shively, 4 years (not yet vested under the plan); B. C. Cooper, 3 years (not yet vested under the plan); and M. C. Darrell, 1 year (not yet vested under the plan).

Other Plans

Executive Salary Protection Plan

The executive salary protection plan entitles the designated beneficiaries of a participating executive officer to receive certain payments upon the executive officer’s death. The amount of the payment is determined based upon the annual salary of the executive officer, whether the executive officer was actively employed or retired and the age of the executive officer, all as of the time of the executive officer’s death. If the executive officer dies prior to retirement, his beneficiary receives, payable monthly, an aggregate amount equal to his annual salary at death for the first year following the officer’s death. In each of the nine years following that first year, his beneficiary receives, payable monthly, an aggregate amount equal to 1/2 his annual salary at death. If the officer dies after retirement, but before age 70, his beneficiary receives, payable in four equal installments, an aggregate amount equal to twice the officer’s annual salary at retirement. If the officer dies after retirement and after age 70, his beneficiary receives, payable in two equal installments, an aggregate amount equal to the officer’s annual salary at retirement. Of the named executive officers, only Messrs. Yaeger and Neises are participants in this plan.

Management Continuity Protection Plan

The management continuity protection plan entitles the participating officer to receive a lump sum payment if the executive officer’s employment is terminated for any reason (other than death, disability or for actions involving moral turpitude) within 42 months, in the case of most officers, or 54 months, in the case of the president and any executive vice president, after a change in control of the Company. Each of the named executive officers participates in the plan. The amount of the payment is determined by doubling the officer’s average annual compensation for the five-year period preceding the termination and then reducing it depending upon the period of time that the officer remained employed following the change in control, and the number of months until the officer would attain the age of 65. Under the plan, a “change in control” is deemed to have occurred when any person becomes a beneficial owner, directly or indirectly, of the Company’s outstanding securities representing:

•	more than 50% of the voting power of the Company; or

•	at least 30% but not more than 50% of the voting power of the Company and a majority of the outside members of the Board of Directors determine that a change in control has occurred.

Deferred Income Plans

Directors, officers and certain employees may defer income under deferred income plans in years in which the Board of Directors from time to time determines to open up the plan to allow deferrals during one or more succeeding annual periods and to allow new participants in the plan. Participants were allowed to make deferrals during the 2005 calendar year. Under the current plans during each deferral period, a non-employee director participant may defer up to 100% of fees and retainers and an employee participant may defer up to 15% of his or her annual salary (excluding incentive compensation). The deferrals, along with earnings thereon at rates not to exceed the greater of: (i) six to nine percent per annum, depending on the circumstances; and (ii) the annual corporate bond rates specified by Moody’s Investors Service plus one to three percent per annum depending on the circumstances, form the basis for certain benefits payable to the participant upon retirement, death or disability before retirement, or termination before age 55. There is no Company match of any of these deferrals. In the event a participant, following a change in control, terminates his or her status as a director or employee for good reason, or is terminated without cause, the participant is entitled to receive a lump sum benefit in the amount equal to the greater of: (i) the present value of the account balance under the plan to which the participant would be entitled if he or she had continued to make deferrals during the remainder of the annual deferral period and if he or she had terminated his or her status as a director or employee after reaching normal retirement age (for this purpose, age 70 for all directors, and age 65 for all employees); and (ii) the amount of the participant’s account balance.

Prior to these plans, there was a deferred income plan (Deferred Income Plan I) that was closed to participation after 1990. The Deferred Income Plan I had similar terms except the earnings on deferrals could not exceed the greater of (i) twelve percent per annum; and (ii) the annual corporate bond rates specified by Moody’s Investors Service plus four percent per annum.

Notwithstanding anything to the contrary set forth in any of the Company’s or Laclede Gas’ filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this proxy statement, in whole or in part, the Compensation Report Regarding Executive Compensation, Performance Graph and Audit Committee Report contained in this proxy statement shall not be incorporated by reference into any such filings.

Compensation Committee Report Regarding Executive Compensation

The compensation committee of the Board of Directors (“Committee”) administers the executive compensation program and assists the Board in its responsibility relative to the compensation of the Chief Executive Officer (CEO) and other officers. After review and approval by the Committee, all significant matters relating to executive compensation are submitted to the Board for consideration and approval, with CEO compensation approved by the independent members of the Board.

The philosophy of the Committee is that the CEO and other officers should be compensated at levels designed to attract, motivate, and retain talented executives who are capable of leading the Company in developing and achieving the overall business strategy, along with the creation of value for the Company’s shareholders in an environment of increasing complexity, competition, and change. The Committee believes this is achieved by competitively compensating executives and by having a significant portion of their total compensation related to the performance of the Company against established goals and to their accomplishments in directing the organization. While market competitive practices are reviewed and considered, the Committee believes total executive compensation must be relative to The Laclede Group and its strategy.

Base Salary

Base salaries are reviewed on a regular basis and may be adjusted annually. They may also be adjusted to recognize a promotion and/or the assignment of increased responsibilities. With regard to the CEO and officers, the Committee considers: (1) the CEO’s recommendations as to compensation for all other officers; (2) the scope of responsibility, experience and individual performance; (3) internal fairness and equity among positions held by each officer; (4) general cognizance of pay practices of major companies within the St. Louis region as well as within the industry for executives of comparable responsibility; and (5) corporate performance. Evaluation of corporate performance in fiscal year 2004 took into account the Company’s earnings, other financial and operating results as well as specific accomplishments. The Committee approves the salaries of officers based on the individual’s achievement of predetermined individual performance objectives, market-based salary ranges and a matrix that establishes potential salary increases dependent upon the executive’s placement within the salary grade as well as the executive’s level of performance. The base salaries of officers were adjusted effective February 1, 2005.

Management Bonus Plan

Based on fiscal year performance, the management bonus plan allows officers and select key contributors the opportunity to earn cash bonuses based on the attainment of corporate goals as well as individual business objectives. For fiscal year 2005, the Committee approved the corporate and individual performance objectives with associated thresholds and pre-set ranges for approximately 30 employees. For 2005, the key performance indicators for the corporate objectives were based on earnings per share, the customer satisfaction ranking among peer companies derived from an annual Gas Residential Customer Satisfaction survey by J. D. Power & Associates and the aggregate attainment level of all participants’ individual objectives. The Committee assessed the extent to which the corporate objectives and individual objectives were met and approved the level of bonuses in October 2005.

Equity Incentive Plan

The Committee also decided to award non-qualified stock options (“NQSOs”) under the equity incentive plan, which was approved by shareholders on January 30, 2003, to executives and other key personnel. The NQSOs have a ten-year term and vest in equal installments over four years, although the options may vest earlier if a participant is terminated without cause within two years after a change in control. On November 8, 2004, the Committee granted NQSOs to purchase 234,000 shares to 59 participants.

During fiscal year 2005, the Committee, with the assistance of independent executive compensation consultants, conducted an extensive review of the long-term equity program. The Committee believes that restricted shares contingent upon the attainment of multi-year results for certain key executives better reflect a long-term focus on building shareholder value and are more efficient from a cost/benefit perspective, as well as less dilutive than stock options in providing an appropriate long-term incentive opportunity. On November 2, 2005, as an alternative to NQSOs, the Committee granted performance-contingent restricted stock with a three-year performance period ending September 30, 2008 to 13 executives vesting upon the attainment of certain earnings and dividend growth performance. If the performance contingency is not satisfied for this performance period, the shares will be forfeited.

Stock Ownership Guidelines

To provide a direct link between executive and shareholder interests, the Company has adopted ownership guidelines for the CEO and certain executive officers. Within five years of the adoption of these guidelines or entrance into a covered position, the CEO is expected to own shares with a value equal to two times his base salary and executive officers are expected to own one times their base salary, as calculated on a fixed share basis. Annually, the Committee will review these guidelines and may amend them at any time. Executive officers are also required to retain any award of restricted shares under an equity incentive plan for a minimum of three years after the restrictions lapse.

CEO Compensation

In determining the total compensation package of the CEO for 2005, the Committee considered the CEO’s performance in meeting goals and objectives, compensation granted to the CEO in prior years and compensation granted to other CEOs at comparable companies. In January 2005, the Committee reviewed the Company’s performance in fiscal year 2004, noting Mr. Yaeger’s leadership in: (1) the attainment of record earnings for fiscal year 2004, (2) significant growth in LER business results, (3) the successful expansion and growth of SM&P, (4) the successful public offerings of first mortgage bonds by Laclede Gas and equity by The Laclede Group, (5) the new four-year collective bargaining agreement, and (6) his leadership on compliance with Sarbanes-Oxley Section 404 and other corporate governance requirements. In January 2005, the Board of Directors, after considering the various factors and accomplishments described above, granted Mr. Yaeger an increase in base salary. In the fall of 2005, Mr. Yaeger was awarded a cash bonus based on fiscal year 2005 performance and performance-contingent restricted stock with a three-year performance period, under the management bonus plan and equity incentive plan described above.

Deductibility of Compensation

It is the intention of the Committee to consider Section 162(m) of the Internal Revenue Code in the design of incentive plans to preserve the corporate tax deductibility of compensation. Therefore, an amended Equity Incentive Plan document and an amended Annual Incentive Plan document (formerly titled the Management Bonus Plan) have been written to include the 162(m) requirements and are being presented for shareholder approval as Proposals 3 and 4 in this proxy statement. In some circumstances, however, the Committee recognizes that factors other than tax deductibility should be considered in determining the forms and levels of executive compensation most appropriate and in the best interests of the Company and its shareholders.

Compensation Committee
Arnold W. Donald, Chairman
Dr. Henry Givens, Jr.
Edward L. Glotzbach
William E. Nasser

Performance Graph

The following performance graph compares the performance of The Laclede Group’s common stock to the Standard & Poor’s 500 Stock Index and to the Standard & Poor’s Utilities Index for The Laclede Group’s last five fiscal years. The graph assumes that the value of the investment in The Laclede Group’s common stock and each index was $100 at September 30, 2000, and that all dividends were reinvested. The information contained in this graph is not necessarily indicative of future performance.

Comparison Of 5-Year Cumulative Total Return
Laclede Gas Company, S&P 500, and S&P Utilities

PROPOSAL 2
AMENDMENT TO ARTICLES OF INCORPORATION
TO REDUCE THE MINIMUM SIZE OF THE BOARD

The Company’s current Articles of Incorporation provide that the size of the Board of Directors shall be no fewer than nine directors and no more than twelve directors. The current size of the Board of Directors is nine.

If this proposal is approved, the size of the Board could be reduced to seven, but the maximum possible size of the Board would remain at twelve. The first two sentences of Article VI.A. of the Articles of Incorporation would be deleted in their entirety and replaced with the following:

“The number of directors shall be fixed (or changed) from time to time by, or in the manner provided by the bylaws; provided that the total number of directors (as thus fixed or changed) constituting the board of directors shall in no event be less than seven (7) nor more than twelve (12).”

The proposed amendment is set forth in Appendix 3. The remainder of Article VI.A. would be unchanged.

Background

In recent years, it has become more challenging to find qualified nominees to serve on the Board of Directors. In light of the additional time and effort needed to find prospective nominees, the Board seeks the flexibility to reduce the size of the Board to accommodate unexpected events. The maximum size of the Board will remain unchanged at twelve.

Because of the Board’s belief that a nominee should be chosen with background and character that will complement, as well as supplement, the then current Board members, it generally does not hire search firms in its efforts to find nominees. While this process may increase the amount of time and effort needed by the Board to find appropriate nominees, the Board believes the process leads to nominees that provide effective counsel, advice and expertise to the Company and the Board.

No Dissenters’ Rights

There is no right on behalf of shareholders to dissent and obtain payment for their shares under the General and Business Corporation Law of Missouri or under the Company’s Articles of Incorporation or bylaws.

The affirmative vote of two-thirds of the outstanding shares is required to approve this Proposal.

Your Board of Directors Recommends a Vote “FOR”
Approval of Proposal 2

PROPOSAL 3
APPROVAL OF THE LACLEDE GROUP
ANNUAL INCENTIVE PLAN

On November 18, 2005, the Board approved the Annual Incentive Plan (“Plan”). The Plan permits the Compensation Committee to grant performance awards based on pre-established performance goals to executives of the Company selected by the Compensation Committee. Upon shareholder approval, the Plan will replace the current Management Bonus Plan.

In order to qualify for deductibility under Section 162(m) of the Code, the Plan, including the performance goals set forth in the Plan, must be approved by the shareholders. Shareholder approval of the Plan is recommended by the Board in order to achieve the purposes set forth below and to maintain tax-deductibility status.

Purpose

The purpose of the Plan is to motivate the Company’s executives and senior managers to contribute to the continued growth, development and financial success of the Company and to remain with and devote their best efforts to the business of the Company.

Administration

The Plan will be administered by the Compensation Committee of the Board (“Committee”), which has broad authority to administer and interpret the Plan and its provisions as it deems appropriate, subject to the express provisions of the Plan. All decisions, determinations, and interpretations of the administrator with respect to the Plan are final and binding. The Committee may provide for adjustments to eliminate the effects of changes for restructuring, extraordinary items, discontinued operations, other non-recurring changes and the cumulative effects of accounting changes, each as defined by GAAP, any action by a regulatory agency or other extraordinary or non-recurring items that occur during a performance period, in each case, to preserve the economic intent of any performance award.

Eligibility

Executives and other employees as selected by the Committee are eligible to participate in the Plan. It is believed that 33 persons will be eligible to participate in the Plan.

Performance Objectives

The Plan permits the Committee to grant annual cash incentive awards based on the attainment of specified performance objectives. Performance objectives are the levels of performance required to be attained with respect to specified performance goals in order that a participant shall become entitled to specified rights in connection with a performance award. Performance goals may be expressed in terms of any of the following business criteria: revenue; earnings before interest, taxes, depreciation and amortization (“EBITDA”); earnings before interest and taxes (“EBIT”); dividend growth; funds from operations; funds from operations per share; operating income (loss); pre or after tax income (loss); cash available for distribution; cash available for distribution per share; cash and/or cash equivalents available for operations; net earnings (loss); earnings (loss) per share; return on equity; return on assets; return on capital; share price performance; total shareholder return; economic value added; economic profit; credit rating or credit worthiness; improvements in the Company’s attainment of expense levels; objective, third party measures of customer satisfaction; measures of operating stability and reliability; operating goals related to customer satisfaction improvement; safety; implementing or completion of critical projects, including, without limitation, implementation of strategic plan(s), improvement in investor relations, marketing and manufacturing of key products, improvement in cash-flow (before or after tax), development of critical projects or product development, progress relating to research and development, or other performance-based criteria as determined by the Committee; provided, that, with respect to any performance award that is intended to be “qualified performance-based compensation” under Section 162(m) of the Code, the term “performance goal” shall only include those goals set forth herein which are “objective performance goals” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder and any such award shall only be paid solely on account of attainment of one or more such objective performance goals. A performance goal may be measured over a performance period on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. The Committee will determine the performance goals and objectives by no later than the earlier of the date that is ninety days after the commencement of the performance period or the day prior to the date on which twenty-five percent of the performance period has elapsed. The performance period is the fiscal year, or such other shorter period designated by the Committee, during which performance will be measured in order to determine a participant’s entitlement to receive payment of an award. The maximum payment to a participant is $2,000,000.

Termination of Employment

In the event a participant ceases to be an employee due to death, disability, retirement or termination without cause, the participant shall be eligible to receive an award as the Committee shall determine, prorated for the period of time, rounded to the nearest fullest month, that such employee was a participant in the Plan. A participant who during the performance period but before certification of award for such performance period by the Committee, ceases to be an employee due to termination for cause shall forfeit all rights to an award for such performance period.

Amendment and Termination

The Committee may amend, revise, suspend or discontinue the Plan in whole or in part. While the Plan has a term of ten years, the Company must seek shareholder approval of the Plan no later than January 2011 to maintain deductibility under Section 162(m) of the Code.

Plan Benefits

Awards under the Plan will be based on the Company’s future performance and are therefore not presently determinable. The bonuses paid to the five named executive officers in fiscal year 2005 under the existing plan are in the bonus column of the summary compensation table. There were 32 participants in 2005.

The affirmative vote of a majority of the shares entitled to vote that are present in person or by proxy will be required to approve this Proposal.

Your Board of Directors Recommends a Vote “FOR”
Approval of The Laclede Group Annual Incentive Plan

PROPOSAL 4
APPROVAL OF THE LACLEDE GROUP 2006 EQUITY INCENTIVE PLAN

Background and Purpose

At the January 2003 annual meeting of shareholders, the shareholders approved The Laclede Group Equity Plan (the “2003 Plan”). At this annual meeting, we seek shareholder approval of The Laclede Group 2006 Equity Incentive Plan (the “2006 Plan”). Some of the key provisions in the 2006 Plan are:

•	Names the Compensation Committee (the “Committee”), which is comprised wholly of independent directors, as the plan administrator.

•	The 2006 Plan provides for restricted stock, restricted stock units, qualified and non-qualified stock options, stock appreciation rights and performance shares payable in stock or cash or a combination or both.

•	The maximum number of shares reserved for issuance under the 2006 Plan is 1,250,000 of which the aggregate number of shares of stock for which incentive stock options may be granted is 1,250,000 shares of stock.

•	The total number of shares of stock that may be granted as performance awards, restricted stock and restricted stock units is 500,000 shares during the life of the 2006 Plan. Subject to the adjustment provision in the 2006 Plan, no employee shall be granted, during any one (1) year period, options to purchase or any other awards with respect to more than one hundred twenty-five thousand (125,000) shares of stock.

•	Generally provides a minimum vesting period of at least three (3) years for each type of award.

•	Only allows replenishing the maximum number of shares available for issuance under the 2006 Plan with those shares relative to awards that have expired, been forfeited or been canceled.

•	Does not allow repricing without shareholder approval.

•	Does not allow awards at discounts from fair market value.

Under the 2003 Plan to date, 785,000 non-qualified stock options have been awarded to 61 participants and 52,500 shares of restricted stock have been awarded to 13 participants. There are 437,000 shares remaining reserved under the 2003 Plan. The burn rates for the last three fiscal years under the 2003 Plan were 1.11% in 2005, 1.07% in 2004 and 1.16% in 2003. Also at the end of fiscal year 2005, the overhang was 5.46%. Upon shareholder approval of the 2006 Plan, shares under the 2003 Plan, other than those needed for currently outstanding awards under the 2003 Plan, will be canceled.

The purpose of the 2006 Plan is to encourage officers and employees of the Company and its subsidiaries to contribute to the Company’s success and to align their interests with shareholders. The 2006 Plan, a full copy of which is included as Appendix 5, will expire in 10 years, and is being submitted to shareholders for approval in accordance with the requirements of The New York Stock Exchange as well as the Internal Revenue Code of 1986, as amended (the “Code”).

The 2006 Plan is designed to allow awards appropriately structured by the Committee to meet the requirements for deductibility of executive compensation under Section 162(m) of the Code.

Eligibility

Officers and employees of the Company and its subsidiaries, as determined by the Committee are eligible to be selected for awards under the 2006 Plan. Currently 61 employees participate in the 2003 Plan and are expected to be eligible in the 2006 Plan.

Administration

The Compensation Committee of the Board of Directors is the administrator of the 2006 Plan. The Committee selects the participants and determines the types, terms and conditions of awards. It also has the authority to interpret the plan, establish, amend, and rescind any rules and regulations relating to the plan and make all other determinations necessary or advisable for the administration of the plan.

Term of 2006 Plan

The 2006 Plan has a ten-year term, but awards outstanding at the termination date continue in accordance with their terms and will not be affected by the expiration or termination of the 2006 Plan. However, to meet the requirements of Section 162(m) of the Code with respect to performance awards, the Company must seek shareholder approval again on or before the annual shareholders’ meeting in January 2011 with respect to these types of awards.

Stock Options

The Committee may award stock options under the 2006 Plan and determine the individuals to whom options will be granted, the number of shares to be covered by each option, the term of each option, the times at which each option may be exercised and whether an option is an incentive stock option. No option may be granted with an exercise price less than the fair market value of a share of stock on the grant date. Options may not be repriced or exchanged for replacement options with a lower exercise price without shareholder approval. The terms of each option will be set forth in the individual option agreement. Options will vest in equal annual installments over a period of not less than three years. No option may be exercisable after the expiration of ten years from the date the option is granted; however, incentive stock options granted to an employee who owns more than 10% of the total combined voting power of all classes of shares of the Company may not have a term of over five years from the grant date.

Restricted Stock

The Committee may award restricted stock in such amounts, subject to such restrictions, and on such terms as it may determine. Restricted stock is subject to restrictions on transferability during the period the stock is subject to restrictions. The restricted period may be defined in terms of the passage of time or in any other manner the Committee deems appropriate, including based on the achievement of performance goals. While restricted stock may not vest earlier than three years from the grant date, after that three-year period, the Committee may alter or waive any term or condition that is not mandatory under the 2006 Plan. Except as specified in the award agreement, the holder of a restricted stock award will have dividend and voting rights relative to such shares. The Committee may also award restricted stock units having a value equal to an identical number of shares of stock. Payment of restricted stock units may be made in stock, cash or a combination based upon the fair market value of the stock on the day the restricted period expires, as determined by the Committee.

Stock Appreciation Rights (SARs)

The Committee may award SARs either alone or with underlying stock options. If granted in connection with an option, the SAR will cover the same number of shares of stock as are covered by the option (or such lesser number of shares as the Committee may determine) and will be subject to the same terms and conditions as the related option. SARs will vest in equal annual installments over a period of not less than three years. The Committee may limit in any manner the amount payable with respect to any SAR. SARs entitle the holder upon exercise to receive an amount equal to the excess of the fair market value of the shares covered by the SAR over the exercise price, payable in the form of cash, shares or combination, as determined by the Committee.

Performance Awards

Performance awards may be granted in the form of actual shares of stock or stock units having a value equal to an identical number of shares of stock. The Committee shall determine whether performance shares granted in the form of stock units will be paid in cash, stock, or a combination of cash and stock. The 2006 Plan also allows the award of performance-based cash bonuses. For all performance awards, the Committee will determine the applicable performance objectives and performance period.

The Committee shall establish the performance objectives, which means the level or levels of performance required to be attained with respect to specified performance goals in order that a participant shall become entitled to specified rights in connection with a performance award. The Committee may provide for adjustments to eliminate the effects of changes for restructuring, extraordinary items, discontinued operations, other non-recurring changes and the cumulative effects of accounting changes, each as defined by GAAP, any action by a regulatory agency or other extraordinary or non-recurring items that occur during a performance period, in each case, to preserve the economic intent of any performance award.

Performance goals means or may be expressed in terms of any of the following business criteria: revenue; earnings before interest, taxes, depreciation and amortization (“EBITDA”); earnings before interest and taxes (“EBIT”); funds from operations; funds from operations per share; operating income (loss); pre or after tax income (loss); cash available for distribution; cash available for distribution per share; cash and/or cash equivalents available for operations; net earnings (loss); earnings (loss) per share; return on equity; return on assets; return on capital; share price performance; total shareholder return; economic value added; economic profit; credit rating; improvements in the Company’s attainment of expense levels; objective third-party measures of customer satisfaction; objective measures of operating stability and reliability; operating goals related to customer satisfaction improvement; implementing or completion of critical projects, including, without limitation, implementation of strategic plan(s), improvement in investor relations, marketing and manufacturing of key products, improvement in cash-flow (before or after tax), development of critical projects or product development, progress relating to research and development, or other business criteria as determined by the Committee.

A performance goal may be measured over a performance period on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. The performance objectives shall be established by the Committee prior to, or reasonably promptly following the inception of, a performance period, but, to the extent required by Section 162(m) of the Code, by no later than the earlier of the date that is ninety (90) days after the commencement of the performance period or the day prior to the date on which twenty-five percent of the performance period has elapsed.

More than one performance objective may be incorporated in a performance goal, in which case achievement with respect to each performance objective may be assessed individually or in combination with each other. The level or levels of performance specified with respect to a performance objective may be established in absolute terms, as objectives relative to performance in prior periods, as an objective compared to the performance of one or more comparable companies or an index covering multiple companies, or otherwise as the Committee may determine. Performance objectives shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code. Performance objectives may differ for performance awards granted to any one participant or to different participants. A performance award to a participant who is a covered employee shall (unless the Committee determines otherwise) provide that in the event of the participant’s termination of continuous service prior to the end of the performance period for any reason, such performance award will be payable only (i) if the applicable performance objectives are achieved and (ii) to the extent, if any, as the Committee shall determine. The Committee may, in its discretion, reduce or eliminate the amount of payment with respect to a performance award to a covered employee, despite achievements of specified performance objectives; but no such adjustment may be made that would adversely impact a participant following a change of control. The Committee may include or exclude specified items of an unusual or recurring nature.

Following the completion of each performance period, the Committee shall certify in writing, in accordance with the requirements of Section 162(m) of the Code, whether the performance objectives and other material terms of the performance award have been achieved or met. Unless the Committee determines otherwise, performance awards shall not be settled until the Committee has made the certification specified in the 2006 Plan.

The maximum number of shares of stock that may be subject to a performance award granted to a covered employee in a performance award is fifty thousand (50,000) shares of stock during a performance period (or, to the extent a performance award is paid in cash, rather than stock, the maximum dollar amount of the award is the equivalent cash value, based on the fair market value of the stock on the last day of the performance period). If a performance award is a cash bonus, the maximum of cash bonuses payable in any one fiscal year to a participant is $2,000,000.

Acceleration and Adjustments

Upon a change of control in which outstanding awards are not terminated, all options and stock appreciation rights granted under the 2006 Plan will immediately become vested and exercisable to the full extent of the original grant, and all restrictions or performance conditions, if any, on any other awards will automatically lapse. A change in control is defined in the 2006 Plan as (i) the acquisition of 20% or more of the Company’s common stock or voting power excluding certain acquisitions by or from the Company and its affiliates, (ii) a change in the composition of a majority of the Company’s Board of Directors without the approval of the incumbent directors as defined in the 2006 Plan, (iii) consummation of a reorganization, merger or consolidation, unless the Company’s shareholders possess more than 50% of the surviving entity’s then outstanding common stock or the surviving entity’s combined voting power entitled to vote generally in the election of directors, (iv) liquidation or dissolution of the Company, or (v) the sale of all or substantially all of the Company’s assets.

Upon the occurrence of certain events that the Committee determines affects the stock such that an adjustment is determined to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made with respect to an award, the Committee may adjust: (i) the number and kind of shares of stock (or other securities or property) with respect to which awards may be granted or awarded; (ii) the number and kind of shares of stock subject to outstanding awards; and (iii) the grant or exercise price with respect to any award. Any adjustment made to an incentive stock option shall be made in accordance with Section 424(a) of the Code. Alternatively, if following such an event the outstanding awards will not be assumed or otherwise continued following the event, the Committee may terminate any outstanding award without a participant’s consent and (a) provide for either (i) the purchase of any award for an amount of cash equal to the amount that could have been attained upon the exercise of the award or realization of the participant’s rights had the award been currently exercisable or payable or fully vested or (ii) the replacement of such award with other rights or property selected by the Committee in its sole discretion and/or (b) provide that the award shall be exercisable (whether or not vested) as to all shares for at least ten (10) days prior to the event.

The Committee may also determine to accelerate the vesting or exercisability of an award due to the death, disability, retirement, or other termination of employment or service other than termination for cause. Cause is defined in the 2006 Plan as (i) willful and continued failure by the participant to perform substantially the duties of employment assigned by the Company (other than any failure due to physical or mental illness) after a demand for substantial performance delivered by the Company that specifically identifies the manner in which it is believed that the participant has not substantially performed such duties, or (ii) willful engagement by the participant in misconduct that is materially injurious to the Company or any of its subsidiaries.

Federal Income Tax Considerations

The following is a summary of the material federal tax consequences of receiving options under the 2006 Plan and is based upon an analysis of the present provisions of the Code and the regulations promulgated thereunder, all of which are subject to change. A participant may also be subject to state and local taxes, the consequences of which are not discussed herein, in the jurisdiction in which he or she works and/or resides. This summary is for general information and is not tax advice.

Incentive Stock Option

Recipients of incentive stock options generally do not recognize taxable income, and the Company is not entitled to a deduction, on the grant or exercise of incentive stock options. If a recipient holds the shares acquired for at least one year from the exercise date and does not dispose of the shares for at least two years from the grant date, the recipient’s gain or loss upon a subsequent sale will be long-term capital gain or loss equal to the difference between the amount realized on the sale and the recipient’s basis in the shares acquired. The Company will not be entitled to a deduction. If a recipient disposes of the shares acquired without satisfying the required minimum holding period, such “disqualifying disposition” will give rise to ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date (or, if less, the amount realized upon disqualifying disposition) over the recipient’s basis in the shares acquired. The Company will ordinarily be entitled to a deduction equal to the amount of the ordinary income resulting from a disqualifying disposition. A recipient does recognize income for alternative minimum tax (“AMT”) purposes upon the exercise of incentive stock options in an amount equal to the excess of the fair market value of the shares acquired over the exercise price of the stock options; that amount is also included in the recipient’s AMT basis in the shares acquired. Upon disposition of the stock acquired that satisfies the required minimum holding period requirement, AMT gain or loss is equal to the excess of the amount realized less the recipient’s AMT basis. Income from a disqualifying disposition generally is not income for AMT purposes.

Nonqualified Stock Options

A recipient generally does not recognize taxable income on the grant of nonqualified stock options, but does recognize ordinary income on the exercise date. The amount of income is the amount by which the fair market value of the shares received on the date of exercise exceeds the option price. The Company will ordinarily be entitled to a deduction on the exercise date equal to the ordinary income recognized by the recipient from the exercise of the nonqualified stock options.

Section 162(m)

Section 162(m) of the Code places a $1,000,000 annual limit on the compensation deductible by the Company paid to certain executives. The limit, however, does not apply to “qualified performance-based compensation.” The Company believes that awards of stock options, SARs and certain other performance-based compensation awards under the 2006 Plan will qualify for the performance-based limits.

Section 280G of the Code

Under certain circumstances, the accelerated vesting or exercise of options or the accelerated lapse of restrictions with respect to other awards in connection with a change of control might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the grantee may be subject to a 20% excise tax and our Company may be denied a federal income tax deduction.

Plan Benefits

Awards to be made under the 2006 Plan are not expected until October 2006 and are therefore not presently determinable. Under the 2003 Plan, there was a total of 51,000 shares of performance-contingent restricted stock and 105,500 non-qualified stock options awarded in October 2005.

If the proposal is adopted, our Company intends to file a registration statement covering the offering of the shares of stock under the 2006 Plan with the SEC pursuant to the Securities Act of 1933, as amended.

The affirmative vote of a majority of the shares entitled to vote that are present in person or by proxy will be required to approve this Proposal.

Your Board of Directors Recommends a Vote “FOR”
The Approval of The Laclede Group
2006 Equity Incentive Plan

PROPOSAL 5
RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC AUDITORS

The Board of Directors, upon recommendation of its Audit Committee, recommends that you ratify the appointment of Deloitte & Touche LLP, certified public accountants, to audit the books, records and accounts of The Laclede Group and its subsidiaries for the fiscal year ending September 30, 2006. It is expected that a representative of Deloitte & Touche LLP will be present at the annual meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Your Board of Directors Recommends a Vote “FOR” The Ratification of
The Appointment of Deloitte & Touche LLP as
Independent Public Auditors

OTHER MATTERS

Requirements, including deadlines, for submission of proxy proposals, nomination of directors and other business of shareholders

Under the rules of the Securities and Exchange Commission, shareholder proposals intended to be included in the proxy statement for the annual meeting of shareholders in January 2007 must be received by the corporate secretary of The Laclede Group at its principal office at 720 Olive Street, St. Louis, Missouri 63101 by August 23, 2006.

Also, the procedures to be used by shareholders to recommend nominees to the Corporate Governance Committee are outlined on page 6 of this proxy statement. If a shareholder seeks to nominate a person or make a shareholder proposal from the floor of the annual meeting in January 2007, notice must be received by the corporate secretary at the Company’s principal executive offices no later than November 26, 2006 and not before October 27, 2006 (not less than 60 days nor more than 90 days, respectively, prior to January 25, 2007). Also, such proposal must be, under law, an appropriate subject for shareholder action to be brought before the meeting.

The Chairman of the Board may refuse to allow the transaction of any business or to acknowledge the nomination of any person not made in compliance with the procedures set forth in the bylaws of The Laclede Group.

Proxy solicitation

We will pay the expense of soliciting proxies. Proxies may be solicited on our behalf by officers or employees in person or by telephone, electronic transmission or facsimile transmission. We have hired Morrow & Co. to assist us in the solicitation of proxies for a fee of $7,000, plus expenses for those services.

Appendix 1

Director Independence Standards

The Board believes that a majority of the Board should be independent directors. The Board has established the following standards to assist it in determining director independence so as to meet or exceed the New York Stock Exchange independence requirements. Each year, prior to nominating directors to stand for election at the next annual meeting, the Board shall determine whether any director or nominee has any material relation with the Company other than as a director or nominee. In making these determinations, the Board will consider all facts and circumstances and apply the following standards.

A director may be independent if:

•	He or she is not and has not been

1.	an employee of the Company or an affiliate within the past five years,

2.	the recipient within the past five years of more than $100,000 per year in direct compensation from the Company or an affiliate, other than director and committee fees and pension or other forms of deferred compensation for prior services,

3.	affiliated with or employed by the Company’s independent auditor within the past five years,

4.	part of a compensation committee interlocking directorate within the past five years in which the director is an executive officer of another company that has any of the Company’s executive officers serving on such other company’s compensation committee,

5.	an employee of a company that within the past five years has made payments to, or received payments from, the Company or an affiliate for property or services in an amount that in any single fiscal year exceeded the greater of $1 million or 2% of such other company’s consolidated gross revenues,

6.	an executive officer of a company that is indebted to the Company or any affiliate, or to which the Company or any affiliate is indebted, and the total amount of the indebtedness from one to the other is 1% or more of the total consolidated assets of the company of which the director is an executive officer, or

7.	an executive officer of a tax exempt entity that within the past five years receives or has received more than the greater of $1 million or 2% of its annual contributions from the Company and its affiliates.

•	He or she has no immediate family member[1] that

1.	is or has been an executive officer of the Company or an affiliate within the past five years,

2.	receives or has received within the past five years more than $100,000 per year in direct compensation from the Company or an affiliate other than director and committee fees and pension or other forms of deferred compensation for prior service,

3.	is or has been within the past five years affiliated with or employed in a professional capacity by the Company’s independent auditors,

[1]	Immediate family member of a person means such person’s spouse, parent, sibling, child, mother- or father-in-law, son- or daughter-in-law, brother- or sister-in-law and anyone (other than domestic employees) who shares such person’s home: but does not include one who is no longer an immediate family member as a result of legal separation or divorce, or who has died or become incapacitated.

4.	is or has been within the past five years an executive officer of another company where any of the Company’s present executives serves or served on that other company’s compensation committee,

5.	is or has been within the past five years an executive officer of a company that made payments to, or received payments from, the Company or an affiliate for property or services in an amount that, in any single fiscal year, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues,

6.	an executive officer of a company that is indebted to the Company or any affiliate, or to which the Company or any affiliate is indebted, and the total amount of the indebtedness from one to the other is 1% or more of the total consolidated assets of the company of which the director is an executive officer, or

7.	an executive officer of a tax exempt entity that within the past five years receives or has received more than the greater of $1 million or 2% of its annual contributions from the Company and its affiliates.

Further, no director qualifies as independent if the director has a material relationship with the Company or an affiliate, either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company. The Board does not consider material the provision by Laclede Gas Company, a Company subsidiary, of natural gas service at tariffed rates approved by the Missouri Public Service Commission to a director, immediate family member of a director or a director-related company. The Board may determine that a director who personally or through an immediate family member has a relationship described in either 5, 6 or 7 is nonetheless independent. If such a determination is made, the Company will explain in the proxy statement the basis for a determination of independence.

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Appendix 2
THE LACLEDE GROUP, INC.
AUDIT COMMITTEE CHARTER

(As Amended by the Board of Directors on October 27, 2005)

Purpose

The principal purpose of the Audit Committee is to assist the Board of Directors in the oversight of:

1)	the integrity of the financial statements of the Company and its subsidiaries,

2)	compliance with legal and regulatory requirements, particularly those matters that may impact the financial statements, and

3)	the performance of the Company’s internal audit department and independent auditors; and

in the review of the independent auditor’s qualifications and independence. The Audit Committee also prepares a report as required by the Securities and Exchange Commission to be included in the Company’s proxy statement.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as all books, records, facilities and personnel of the Company and its subsidiaries. The Audit Committee has the ability to retain, at the Company’s expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

Composition

The Audit Committee shall consist of at least three (3) Directors. Committee members shall satisfy the Audit Committee member requirements of the New York Stock Exchange, Inc. and the federal securities laws, as such requirements are interpreted by the Board of Directors in its business judgment, including that:

1)	each member is independent of management and the Company and its subsidiaries and free from any relationship that would interfere with the exercise of independent judgment as a Committee member,

2)	each member is financially literate, or shall become financially literate within a reasonable period of time after appointment to the Audit Committee,

3)	at least one member shall be an audit committee financial expert in accordance with the rules and regulations of the Securities and Exchange Commission, and

4)	at least one member (who may also serve as the audit committee financial expert) has accounting or related financial management expertise, as defined by the New York Stock Exchange Listing Standards.

The duly appointed members of the Audit Committee shall serve until replaced.

Quorum

A majority of the members of the Audit Committee shall constitute a quorum.

Meeting

The Audit Committee shall meet at least four times per year and at such other times as it deems necessary to fulfill its responsibilities. The Chairman of the Audit Committee will establish the agenda for each meeting. Appropriate members of management and representatives of the independent auditors retained by the

Company will be invited to attend meetings of the Audit Committee as requested by the Audit Committee Chairman. At least twice each year, management, the independent auditors and the Company’s senior internal audit executive will each meet separately in executive session with the Committee.

Responsibilities of the Audit Committee

The primary function of the Audit Committee is oversight. Management is responsible for the preparation, presentation and integrity of the financial statements and internal controls. Management is also responsible for maintaining appropriate accounting and financial reporting practices and policies as well as internal controls and procedures designed to provide reasonable assurance that the Company and its subsidiaries are in compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and performing a proper audit in accordance with the audit standards of the Public Company Accounting Oversight Board (PCAOB). The independent auditors are also responsible for performing reviews of the quarterly financial statements of the Company and its subsidiaries prior to the filing of each quarterly report with the Securities and Exchange Commission (SEC) on Form 10-Q. The Audit Committee is responsible for overseeing the conduct of these activities by management and the independent auditors.

In fulfilling the Audit Committee’s responsibilities, it is recognized that members of the Audit Committee are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the financial statements are complete and accurate and prepared in accordance with generally accepted accounting principles. As such, the Audit Committee is not providing any expert or special assurances as to the financial statements or any professional certification as to the independent auditors’ work. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside of the Company from which it receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

In carrying out its oversight responsibilities, the Audit Committee shall perform the following functions:

Oversight of the Independent Auditors

A.	Directly appoint, retain, compensate, evaluate, and terminate the independent auditors for the Company and its subsidiaries; and recommend to the Board of Directors a public accounting firm to be placed in nomination for shareowner ratification as the independent auditors for the ensuing year.

B.	Instruct the independent auditors that they are ultimately accountable to the Board of Directors and Audit Committee.

C.	Review

(1)	the scope and results of the annual audit to be performed in accordance with the PCAOB auditing standards,

(2)	any problems or difficulties that the independent auditors encountered in the course of the audit work and management’s response, and

(3)	any questions, comments or suggestions the independent auditors may have relating to the internal controls and accounting practices and procedures of the Company and its subsidiaries.

D.	Establish policies and procedures related to the engagement of the independent auditors for all audit services and permitted non-audit services, pre-approve such services to be performed by the independent auditors, and review the fees paid to the independent auditors for all of such services.

E.	At least annually, consider the independence of the independent auditors, including whether the provision of permitted non-audit services is compatible with maintaining independence, and receive

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and review a report from the independent auditors describing all relationships between the independent auditor and the Company and its subsidiaries.

F.	Receive and review annually reports from the independent auditors describing

(1)	the independent auditor’s internal quality-control procedures and any material issues raised by the most recent internal quality-control review, peer review, or PCAOB review of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues, and

(2)	other required reports from the independent auditors.

G.	Review with the independent auditors and management the adequacy and effectiveness of the systems of internal controls (including any significant deficiencies and significant changes in internal controls reported to the Audit Committee by the independent auditors or management), accounting practices, and disclosure controls and procedures; and current accounting trends and developments.

Oversight of the Internal Auditors

A.	Review and approve the scope of the internal audit department’s annual audit plan, adequacy of resources and organizational structure.

B.	Review the appointment and replacement of the senior internal audit executive.

C.	Review, as appropriate, significant reports prepared by the internal audit department together with management’s response and follow-up to these reports.

Oversight of Management’s Financial Reporting Process

A.	Prior to the filing of a report on Form 10-K or Form 10-Q with the SEC, review with management and the independent auditors the annual and quarterly financial statements of the Company and its subsidiaries, including

(1)	any material changes in accounting principles or practices used in preparing the financial statements;

(2)	disclosures relating to internal controls over financial reporting;

(3)	the items required by Statement of Auditing Standards 61 as in effect at that time in the case of the annual statements and Statement of Auditing Standards 100 as in effect at that time in the case of the quarterly statements; and

(4)	the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” included in the Company’s Form 10-K or Form 10-Q.

Discuss the nature of any significant changes, adjustments, reclassifications, or disclosures proposed by the independent auditors and the judgment of the independent auditors concerning the quality of the Company’s accounting principles and underlying financial estimates.

B.	Based upon the reviews and discussions described in A. above, recommend to the Board of Directors whether the financial statements should be included in the annual report on Form 10-K.

C.	Review earnings press releases, as well as Company policies regarding financial information and earnings guidance provided to analysts and rating agencies (this function may be performed by the Chair or the full Audit Committee.) These requirements may be met with general discussions of the types of information to be disclosed and the type of presentation to be made.

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D.	Discuss with the CEO, CFO, and independent auditors any matters brought to the attention of the Audit Committee by the CEO/CFO as required pursuant to their certifications under SEC Exchange Act Rules 13a-15 and 15d-15. These matters would include

(1)	any significant deficiencies in the design or operations of internal controls that could adversely affect the ability to record, process, summarize, and report financial data of the Company or any of its subsidiaries and have identified for the independent auditors any material weaknesses in internal controls; and

(2)	any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls.

E.	Discuss policies with respect to risk assessment and risk management, as well as significant financial risk exposures and actions that management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal audit department together with management’s responses.

F.	Discuss, as needed, with the Company’s General Counsel and Chief Governance Officer those legal and regulatory matters involving the Company that may have a material impact on the Company’s financial statements.

Other Duties and Responsibilities

A.	Annually review the Company’s ethics program, focusing in particular on the Company’s Code of Business Conduct, and report on such review to the Board of Directors.

B.	Annually,

(1)	Conduct a self-evaluation of the Committee’s performance,

(2)	Review and reassess the adequacy of the Committee’s Charter and recommend any proposed changes to the Board of Directors for approval, and

(3)	Prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement to shareholders and ensure that the Committee’s Charter is published in the Company’s proxy statement at least every three years in accordance with SEC regulations.

C.	Establish policies and procedures for the receipt, retention, and treatment of complaints from employees regarding the Company’s accounting, internal accounting controls, or auditing matters, as well as for confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

D.	Establish policies related to the hiring of employees or former employees of the independent auditor.

E.	Perform such other functions as assigned by law, the Company’s charter or bylaws, or the Board of Directors.

F.	Report to the Board of Directors after each Audit Committee meeting.

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Appendix 3
The Laclede Group, Inc.

Resolved, that the first two sentences of Article VI.A. of the Articles of Incorporation of The Laclede Group, Inc. are deleted in their entirety and replaced by the following:

The number of directors shall be fixed (or changed) from time to time by, or in the manner provided by, the bylaws; provided that the total number of directors (as thus fixed or changed) constituting the board of directors shall in no event be less than seven (7) nor more than twelve (12).

Appendix 4
The Laclede Group
Annual Incentive Plan

1.    Purposes.    The purposes of this Plan are to provide an incentive to executive officers and other selected key executives of the Company to contribute to the growth, profitability and increased shareholder value of the Company and to retain such executives. This Plan, after shareholder approval, shall first be effective for Awards based on performance in fiscal year 2007.

2.    Definitions.    For purposes of the Plan, the following terms shall be defined as set forth below:

(a)    “Award” shall mean a Performance Award.

(b)    “Board” shall mean the Company’s Board of Directors.

(c)    “Cause” shall mean termination of a Participant’s employment with the Company or any of its Subsidiaries upon:

(i)    Willful and continued failure by the Participant to perform substantially the duties of employment assigned by the Company (other than any such failure resulting from incapacity due to physical or mental illness) after a demand for substantial performance has been delivered by the Company, which specifically identifies the manner in which it is believed that the Participant has not substantially performed such duties; or

(ii)    Willful engagement by the Participant in misconduct that is materially injurious to the Company.

For purposes of this definition, no act, or failure to act, on the Participant’s part shall be considered willful unless done, or omitted to be done, by the Participant in bad faith or without reasonable belief that the Participant’s action or omission was in the best interest of the Company and its subsidiaries. Any act or failure to act based upon authority given pursuant to a resolution duly adopted by the Board or, with respect to a Participant other than the Chief Executive Officer, upon the instructions of the Chief Executive Officer or a senior officer of the Company or based upon the advice of counsel for the Company which advise was authorized by the Board or the Chief Executive Officer shall be conclusively presumed to be done, or omitted to be done, by the Participant in good faith and in the best interests of the Company and its subsidiaries.

(d)    “Change in Control” shall mean the occurrence of one of the following events:

(i)    The purchase or other acquisition (other than from the Company) by any person, entity or group of persons, within the meaning of Sections 13(d) or 14(d) of the Exchange Act of 1934 (“Exchange Act”) (excluding, for this purpose, the Company or its Subsidiaries or any employee benefit plan of the Company or its Subsidiaries), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either the Company’s then outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors; or

(ii)    Individual members of the Board of Directors, as of the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, as a member of the Incumbent Board, any such individual whose initial election to office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a party other than the Board of Directors of the Company; or

(iii)    Consummation by the Company of a reorganization, merger or consolidation, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger, or consolidation do not, immediately thereafter, own more than 50% of the surviving entity’s then outstanding shares of common stock or the surviving entity’s combined voting power entitled to vote generally in the election of directors, or of a liquidation or dissolution of the Company or of the sale of all or substantially all of the Company’s assets. In making this computation as to any Company shareholder who was also an equity owner in any other party to such reorganization, merger, or consolidation prior to consummating such transaction, only the common stock or voting power relating to such shareholder’s equity interests in the Company shall be counted toward the 50% threshold in the prior sentence.

Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to occur solely because any person acquires beneficial ownership of more than 20% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that, if after such acquisition by the Company such person takes further action to increase the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

(e)    “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions thereto.

(f)    “Committee” shall mean the Compensation Committee composed of at least three members of the Board who qualify as “outside directors” within the meaning of Section 162(m) of the Code and as “independent” directors under the listing standards of the New York Stock Exchange.

(g)    “Company” shall mean The Laclede Group, Inc. and any entity that succeeds to all or substantially all of its business.

(h)    “Covered Employee” has the meaning set forth in Section 162(m)(3) of the Code.

(i)    “Disability” means a physical and/or mental condition that renders a Participant unable to perform the duties of the Participant’s position on a full-time basis for a period of 180 consecutive calendar days. Disability shall be deemed to exist when certified by a physician selected by the Company or its insurer. The Participant will submit to such examinations and tests as such physician deems necessary to make any such Disability determination.

(j)    “Effective Date” shall mean the date it is approved by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of shareholders duly held in accordance with the applicable laws of the State of Missouri, as specified in Section 6(i).

(k)    “Eligible Employee” shall mean each executive officer of the Company, including those employed by subsidiaries, and other key executives of the Company selected by the Committee.

(l)    “GAAP” shall mean U.S. Generally Accepted Accounting Principles.

(m)  “Participant” shall mean an Eligible Employee designated by the Committee to participate in the Plan for a designated Performance Period.

(n)    “Performance Award” shall mean the conditional right of a Participant to receive cash or other property following the completion of a Performance Period based upon performance in respect of one or more of the Performance Goals during such Performance Period, as specified in Section 5.

(o)    “Performance Goals” shall mean or may be expressed in terms of any of the following business criteria: revenue; earnings before interest, taxes, depreciation and amortization (“EBITDA”); earnings before interest and taxes (“EBIT”); dividend growth; funds from operations; funds from operations per share;

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operating income (loss); pre or after tax income (loss); cash available for distribution; cash available for distribution per share; cash and/or cash equivalents available for operations; net earnings (loss); earnings (loss) per share; return on equity; return on assets; return on capital; share price performance; total shareholder return; economic value added; economic profit; credit rating or credit worthiness; improvements in the Company’s attainment of expense levels; measures of customer satisfaction; measures of operating stability and reliability; operating goals related to customer satisfaction improvement; safety; implementing or completion of critical projects, including, without limitation, implementation of strategic plan(s), improvement in investor relations, marketing and manufacturing of key products, improvement in cash-flow (before or after tax), development of critical projects or product development, progress relating to research and development, or other performance-based criteria as determined by the Committee; provided, that, with respect to any Performance Award that is intended to be “qualified performance-based compensation” under Section 162(m) of the Code, the term “Performance Goal” shall only include those goals set forth herein which are “objective performance goals” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder and any such Award shall only be paid solely on account of attainment of one or more such objective performance goals. A Performance Goal may be measured over a Performance Period on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. The Performance Goals will be determined by the Committee by no later than the earlier of the date that is ninety days after the commencement of the Performance Period or the day prior to the date on which twenty-five percent of the Performance Period has elapsed.

(p)    “Performance Objective” shall mean the level or levels of performance required to be attained with respect to specified Performance Goals in order that a Participant shall become entitled to specified rights in connection with a Performance Award.

(q)    “Performance Period” shall mean the fiscal year, or such other shorter period designated by the Committee, during which performance will be measured in order to determine a Participant’s entitlement to receive payment of an Award.

(r)    “Plan” shall mean this The Laclede Group Annual Incentive Plan, as amended from time to time.

(s)    “Subsidiary” means any company (other than the Company) with respect to which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock. In addition, any other related entity may be designated by the Board as a Subsidiary, provided such entity could be considered as a subsidiary according to generally accepted accounting principles.

3.    Administration.

(a)    Authority.    The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, from time to time to select Participants; to grant Awards under the Plan; to determine the type, terms and conditions of, and all other matters relating to, Awards; to prescribe Award agreements (which need not be identical); to establish, modify or rescind such rules and regulations as it deems necessary for the proper administration of the Plan; and to make such determinations and interpretations and to take such steps in connection with the Plan or the Awards granted thereunder as it deems necessary or advisable. All such actions by the Committee under the Plan or with respect to the Awards granted thereunder shall be final and binding on all persons.

(b)    Manner of Exercise of Committee Authority.    The Committee may delegate its responsibility with respect to the administration of the Plan to one or more officers of the Company, to one or more members of the Committee or to one or more members of the Board; provided, however, that the Committee may not delegate its responsibility (i) to approve Awards made to executive officers of the Company; (ii) to approve Awards that are intended to constitute “qualified performance-based compensation” under Section 162(m) of the Code; or (iii) to certify the satisfaction of Performance Objectives pursuant to Section 5(e) in accordance with Section 162(m) of

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the Code. The Committee may also appoint agents to assist in the day-to-day administration of the Plan and may delegate the authority to execute documents under the Plan to one or more members of the Committee or to one or more officers of the Company.

(c)    Limitation of Liability.    The Committee may appoint agents to assist it in administering the Plan. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Company, the Company’s independent certified public accountants, consultants or any other agent assisting in the administration of the Plan. Members of the Committee and any officer or employee of the Company acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4.    Types of Awards.    Subject to the provisions of the Plan, the Committee has the discretion to grant to Participants Performance Awards described in Section 5. At the time the Committee makes an Award grant, it shall determine in writing whether such Award is intended to constitute “qualified performance-based compensation” under Section 162(m) of the Code (a “Qualified Award”).

5.    Performance Awards.

(a)    Form of Award.    The Committee is authorized to grant Performance Awards pursuant to this Section 5. A Performance Award shall represent the conditional right of the Participant to receive cash or other property based upon achievement of one or more pre-established Performance Objectives during a Performance Period, subject to the terms of this Section 5 and the other applicable terms of the Plan. Performance Awards shall be subject to such conditions as shall be specified by the Committee.

(b)    Performance Objectives.    The Performance Objectives shall be established by the Committee prior to, or reasonably promptly following the inception of, a Performance Period but, to the extent required by Section 162(m) of the Code, by no later than the earlier of the date that is ninety days after the commencement of the Performance Period or the day prior to the date on which twenty-five percent of the Performance Period has elapsed.

(c)    Additional Provisions Applicable to Performance Awards.    More than one Performance Objective may be incorporated in a Performance Goal, and the level of achievement with respect to each Performance Objective may be assessed individually or in combination with each other. The level or levels of performance specified with respect to a Performance Objective may be established in absolute terms, as objectives relative to performance in prior periods, as an objective compared to the performance of one or more comparable companies or an index covering multiple companies, or otherwise as the Committee may determine. For any Qualified Awards, Performance Objectives shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code. Performance Objectives may differ for Performance Awards granted to any one Participant or to different Participants.

(d)    Duration of the Performance Period.    The Committee shall establish each Performance Period at the time that it sets the Performance Objectives applicable to that Performance Period. The Committee shall be authorized to permit overlapping or consecutive Performance Periods.

(e)    Certification.    Following the completion of each Performance Period, the Committee shall certify in writing, in accordance with the requirements of Section 162(m) of the Code, whether the Performance Objective and other material terms for paying amounts in respect of each Performance Award related to that Performance Period have been achieved or met. Unless the Committee determines otherwise, Performance Awards shall not be settled until the Committee has made the certification specified under this Section 5(e).

(f)    Adjustment.    To the extent necessary to preserve the intended economic effects of the Plan to the Company and the Participants, the Committee shall adjust Performance Objectives, the Performance Awards or both to take into account: (i) a change in corporate capitalization, (ii) a corporate transaction, such

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as any acquisition, any merger of the Company or any subsidiary into another corporation, any consolidation of the Company or any subsidiary into another corporation, any separation of the Company or any subsidiary (including a spinoff or the distribution of stock or property of the Company or any subsidiary), any reorganization of the Company or any subsidiary or a large, special and non-recurring dividend paid or distributed by the Company (whether or not such reorganization comes within the definition of Section 368 of the Code), (iii) any partial or complete liquidation of the Company or any subsidiary, (iv) any action by a regulatory agency, (v) a change in accounting, tax or other relevant rules or regulations, (vi) restructured or discontinued operations, (vii) restatement of prior period results, or (viii) other extraordinary and non-recurring items; provided, however, that, with regard to Qualified Awards, no adjustment hereunder shall be authorized or made if and to the extent that the Committee determines that such authority or the making of such adjustment would cause the Performance Awards to fail to qualify as “qualified performance-based compensation” under Section 162(m) of the Code.

(g)    Timing of Payment.    Except as provided below, any cash amounts payable in respect of Performance Awards for a Performance Period will generally be paid as soon as practicable following the determination in respect thereof made pursuant to Section 5(e) but in any event within 2 -1/2 months after the end of the Performance Period, and any non-cash amounts or any other rights that the Participant is entitled to with respect to a Performance Award for a Performance Period will be paid or vest in accordance with the terms of the Performance Award.

(h)    Maximum Amount Payable Per Participant Under This Section 5.    With respect to Performance Awards to be settled in cash or property, a Participant shall not be granted Performance Awards for all of the Performance Periods commencing in a fiscal year that permit the Participant to earn a cash payment or payment in other property under this Plan in excess of $2,000,000.

(i)    Change In Control.    Immediately upon a Change in Control, notwithstanding any other provision of this Plan, all Awards under this Section 5 in effect on the date the Change in Control occurs shall be deemed earned at target performance level, and the Company shall make a payment in cash, prorated for the period of time elapsed commencing with the first day of the then current Performance Period and ending with the effective date of the Change in Control, to each Participant within thirty (30) days after the effective date of the Change in Control in the amount that would be earned at the target performance level.

6.    General Provisions.

(a)    Termination of Employment.    A Participant who, during the Performance Period, ceases to be an employee due to retirement, death, Disability or termination without Cause shall nonetheless be eligible to receive an Award, as the Committee shall determine, subject to the provisions of Section 5, prorated for the period of time, rounded to the nearest full month, that such employee was a Participant under the Plan. A Participant who, during the Performance Period but before certification of the Awards for such Performance Period by the Committee, ceases to be an employee due to voluntary termination or termination for Cause shall forfeit all rights to an Award for such Performance Period.

(b)    Taxes.    The Company is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, or any payroll or other payment to a Participant, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority for the Company to withhold or receive other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

(c)    Limitations on Rights Conferred under Plan and Beneficiaries.    Neither status as a Participant nor receipt or completion of a deferral election form shall be construed as a commitment that any Award will become payable under the Plan. Nothing contained in the Plan or in any documents related to the Plan or to

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any Award shall confer upon any Eligible Employee or Participant any right to continue as an Eligible Employee, Participant or in the employ of the Company or constitute any contract or agreement of employment, or interfere in any way with the right of the Company to reduce such person’s compensation, to change the position held by such person or to terminate the employment of such Eligible Employee or Participant, with or without cause, but nothing contained in this Plan or any document related thereto shall affect any other contractual right of any Eligible Employee or Participant. No benefit payable under, or interest in, this Plan shall be transferable by a Participant except by will or the laws of descent and distribution or otherwise be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge.

(d)    Changes to the Plan and Awards.    Notwithstanding anything herein to the contrary, other than Section 5(i), the Board, or the Committee, may, at any time, terminate or, from time to time, amend, modify or suspend the Plan and the terms and provisions of any Award theretofore granted to any Participant which has not been settled by payment. No Award may be granted during any suspension of the Plan or after its termination. Any such amendment may be made without shareholder approval.

(e)    Unfunded Status of Awards.    The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any amounts payable to a Participant pursuant to an Award, nothing contained in the Plan (or in any documents related thereto), nor the creation or adoption of the Plan, the grant of any Award, or the taking of any other action pursuant to the Plan shall give any such Participant any rights that are greater than those of a general creditor of the Company. To the extent the Plan provides for nonqualified deferred compensation, it is intended to qualify with the provisions of Section 409A of the Code and related regulations and Treasury pronouncements (“Section 409A”). If any provision provided herein results in the imposition of an excise tax on any Participant under Section 409A, such provision will be reformed to avoid any such imposition in such manner as the Company determines is appropriate to comply with Section 409A.

(f)    Non-Exclusivity of the Plan.    Neither the adoption of the Plan by the Board (or the Committee) nor submission of the Plan or provisions thereof to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem necessary.

(g)    Governing Law.    The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award shall be determined in accordance with the laws of the State of Missouri, without giving effect to principles of conflicts of laws, and applicable Federal law.

(h)    Exemption Under Section 162(m) of the Code.    The Plan, and all Qualified Awards issued hereunder, are intended to be exempt from the application of Section 162(m) of the Code, which restricts under certain circumstances the Federal income tax deduction for compensation paid by a public company to named executives in excess of $1,000,000 per year. The Committee may, without shareholder approval, amend the Plan retroactively or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company’s Federal income tax deduction for compensation paid pursuant to the Plan.

(i)    Effective Date.    The Plan is effective the date it is approved by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of shareholders duly held in accordance with the applicable laws of the State of Missouri (the “Effective Date”). Unless the Company determines to submit Section 5 of the Plan and the definition of Performance Goal to the Company’s shareholders at the first shareholder meeting that occurs in the fifth year following the year in which the Plan was last approved by shareholders (or any earlier meeting designated by the Board), in accordance with the requirements of Section 162(m) of the Code, and such shareholder approval is obtained, the Committee, in its sole discretion, may determine that the Plan shall continue in effect, outside the provisions of Section 162(m) of the Code for Awards made to Covered Employees.

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Appendix 5
The Laclede Group
2006 Equity Incentive Plan

Section 1.    PURPOSE

The purpose of this Plan is to promote the interests of The Laclede Group, Inc. (the “Company”) by granting Awards to the officers and employees of the Company and its Subsidiaries in order to (a) attract and retain officers and employees of outstanding ability; (b) provide an additional incentive to selected individuals to work to increase the value of the Stock; and (c) provide each such individual with a stake in the future of the Company which corresponds to the stake of each of the Company’s shareholders.

Section 2.    DEFINITIONS

Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan and for any Award granted under this Plan. For purposes of such definitions, the singular shall include the plural and the plural shall include the singular. Unless otherwise expressly indicated, all Section references herein shall be construed to mean references to a particular Section of this Plan.

2.1    Award means an award determined in accordance with the terms of the Plan.

2.2    Board means the Company’s Board of Directors.

2.3 Cause means with respect to the termination of a Participant’s Continuous Service with the Company or any of its Subsidiaries:

(i)    Willful and continued failure by the Participant to perform substantially the duties of employment assigned by the Company (other than any such failure resulting from incapacity due to physical or mental illness) after a demand for substantial performance has been delivered by the Company, which specifically identifies the manner in which it is believed that the Participant has not substantially performed such duties; or

(ii)    Willful engagement by the Participant in misconduct that is materially injurious to the Company.

For purposes of this definition, no act, or failure to act, on the Participant’s part shall be considered willful unless done, or omitted to be done, by the Participant in bad faith or without reasonable belief that the Participant’s action or omission was in the best interest of the Company and its subsidiaries. Any act or failure to act based upon authority given pursuant to a resolution duly adopted by the Board or, with respect to a Participant other than the Chief Executive Officer, upon the instructions of the Chief Executive Officer or a senior officer of the Company or based upon the advice of counsel for the Company which advice was authorized by the Board or the Chief Executive Officer, shall be conclusively presumed to be done, or omitted to be done, by the Participant in good faith and in the best interests of the Company and its subsidiaries.

2.4    Change in Control means the occurrence of one of the following events:

(i)    The purchase or other acquisition (other than from the Company) by any person, entity or group of persons, within the meaning of Sections 13(d) or 14(d) of the Exchange Act (excluding, for this purpose, the Company or its Subsidiaries or any employee benefit plan of the Company or its Subsidiaries), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either the Company’s then outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors; or

(ii)    Individual members of the Board of Directors, as of the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, as a member of the Incumbent Board, any such individual whose initial election to office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a party other than the Board of Directors of the Company; or

(iii)    Consummation by the Company of a reorganization, merger or consolidation, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the surviving entity’s then outstanding shares of common stock or the surviving entity’s combined voting power entitled to vote generally in the election of directors, or of a liquidation or dissolution of the Company or of the sale of all or substantially all of the Company’s assets. In making this computation as to any Company shareholder who was also an equity owner in any other party to such reorganization, merger, or consolidation prior to consummating such transaction, only the common stock or voting power relating to such shareholder’s equity interests in the Company shall be counted toward the 50% threshold in the prior sentence.

Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to occur solely because any person acquires beneficial ownership of more than 20% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that, if after such acquisition by the Company such person takes further action to increase the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

Notwithstanding the foregoing, to the extent that any Award granted under the Plan is subject to the provisions of Section 409A of the Code, the definition of Change of Control shall mean a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A of the Code to the extent such Award constitutes nonqualified deferred compensation within the meaning of Section 409A of the Code.

2.5    Code means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions thereto.

2.6    Committee means the Compensation Committee composed of at least three members of the Board who qualify as “outside directors” within the meaning of Section 162(m) of the Code, as “independent” directors under the listing standards of the New York Stock Exchange, and as “non-employee directors” under Rule 16b-3 as promulgated under Section 16 of the Exchange Act.

2.7    Company means The Laclede Group, Inc., and any entity that succeeds to all or substantially all of its business.

2.8    Continuous Service means the Participant’s service as an officer or employee with the Company or a Subsidiary that is not terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or a Subsidiary as an officer or employee or a change in the entity for which the Participant renders such service.

2.9    Covered Employee has the meaning set forth in Section 162(m)(3) of the Code.

2.10    Exchange Act means the Securities Exchange Act of 1934, as amended.

2.11    Fair Market Value means the closing quoted selling price for such Common Stock on the relevant date, as reported on the New York Stock Exchange. If the New York Stock Exchange is not open for

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trading on that date, Fair Market Value of one share of Common Stock shall be the average of the closing prices on the nearest trading date before and the nearest trading date after that date.

2.12    GAAP means U.S. Generally Accepted Accounting Principles.

2.13    Immediate Family Member means, except as otherwise determined by the Committee, a Participant’s spouse, ancestors and descendants.

2.14    Incentive Stock Option means a stock option that is intended to meet the requirements of Section 422 of the Code.

2.15    Nonqualified Stock Option means any stock option granted under this Plan to purchase stock that is not intended to be an Incentive Stock Option.

2.16    Option means either an Incentive Stock Option or a Nonqualified Stock Option.

2.17    Option Price means the price that shall be paid to purchase one share of Stock upon the exercise of an Option granted under this Plan.

2.18    Parent Corporation means any corporation that is a parent corporation of the Company within the meaning of Section 424(e) of the Code.

2.19    Participant means anyone who is selected to participate in the Plan in accordance with Section 6.

2.20    Performance Goals means or may be expressed in terms of any of the following business criteria: revenue; earnings before interest, taxes, depreciation and amortization (“EBITDA”); earnings before interest and taxes (“EBIT”); funds from operations; funds from operations per share; operating income (loss); pre or after tax income (loss); cash available for distribution; cash available for distribution per share; cash and/or cash equivalents available for operations; net earnings (loss); earnings (loss) per share; return on equity; return on assets; return on capital; share price performance; total shareholder return; economic value added; economic profit; credit rating; improvements in the Company’s attainment of expense levels; objective third-party measures of customer satisfaction; objective measures of operating stability and reliability; operating goals related to customer satisfaction improvement; implementing or completion of critical projects, including, without limitation, implementation of strategic plan(s), improvement in investor relations, marketing and manufacturing of key products, improvement in cash-flow (before or after tax), development of critical projects or product development, progress relating to research and development, or other business criteria as determined by the Committee. A Performance Goal may be measured over a Performance Period on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. The Performance Goals will be determined by the Committee by no later than the earlier of the date that is ninety days after the commencement of the Performance Period or the day prior to the date on which twenty-five percent of the Performance Period has elapsed.

2.21    Performance Objective means the level or levels of performance required to be attained with respect to specified Performance Goals in order that a Participant shall become entitled to specified rights in connection with an Award of performance shares.

2.22    Performance Period means the fiscal year, or such other shorter or longer period designated by the Committee, during which performance will be measured in order to determine a Participant’s entitlement to receive payment of an Award.

2.23    Performance Awards means a performance grant issued pursuant to Section 11 of the Plan.

2.24    Plan means The Laclede Group 2006 Equity Incentive Plan, as amended from time to time.

2.25    Restricted Stock means an award granted pursuant to Section 10 of the Plan.

2.26    Securities Act means the Securities Act of 1933, as amended.

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2.27    SEC means the Securities Exchange Commission.

2.28    Stock or Common Stock means the Company’s common stock, $1.00 par value per share.

2.29    Stock Appreciation Right means an award granted pursuant to Section 12 of the Plan.

2.30    Subsidiary means any affiliate of the Company selected by the Board; provided, that, with respect to any “stock right” within the meaning of Section 409A of the Code, such affiliate must qualify as a “service recipient” within the meaning of Section 409A of the Code and in applying Section 1563(a)(1), (2) and (3) of the Code for purposes of determining a controlled group of corporations under Section 414(b) of the Code and in applying Treasury Regulation Section 1.414(c)-2 for purposes of determining trades or businesses (whether or not incorporated) that are under common control for purposes of Section 414(c) of the Code, the language “at least 50 percent” is used instead of “at least 80 percent”; provided, that, with respect to Incentive Stock Options, it shall mean any subsidiary of the Company that is a corporation and that at the time qualifies as a “subsidiary corporation” within the meaning of Section 424(f) of the Code.

Section 3.    SHARES SUBJECT TO AWARDS

3.1    Subject to adjustment in accordance with Section 13, the total number of shares of Stock that shall be available for the grant of Awards under the Plan shall not exceed one million two hundred fifty thousand (1,250,000) shares of Stock; provided, that, for purposes of this limitation, any Stock subject to an Option or Award that is canceled, forfeited or expires prior to exercise or realization shall again become available for issuance under the Plan. Subject to adjustment in accordance with Section 13, no employee shall be granted, during any one (1) year period, Options to purchase or any other Awards with respect to more than one hundred twenty-five thousand (125,000) shares of Stock. The total number of shares of Stock that may be granted in the form of Restricted Stock, Restricted Stock units or Performance Awards to all Participants shall not exceed five hundred thousand (500,000) shares during the life of the Plan. Stock available for distribution under the Plan shall be authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner. Notwithstanding anything to the contrary contained herein: (i) shares tendered in payment of an Option shall not be added to the aggregate plan limit described above; (ii) shares of Stock withheld by the Company to satisfy any tax withholding obligation shall not be added to the aggregate plan limit described above; (iii) shares of Stock that are repurchased by the Company with Option proceeds shall not be added to the aggregate plan limit described above; and (iv) all shares of Stock covered by a Stock Appreciation Right, to the extent that it is exercised and settled in shares of Stock, and whether or not shares of Stock are actually issued to the Participant upon exercise of the right, shall be considered issued or transferred pursuant to the Plan.

3.2    Incentive Stock Options.    Notwithstanding Section 3.1, subject to adjustment in accordance with Section 13, the aggregate number of shares of Stock with respect to which Incentive Stock Options may be granted under the Plan shall not exceed one million two hundred fifty thousand (1,250,000) shares of Stock.

Section 4.    EFFECTIVE DATE; APPROVAL OF SHAREHOLDERS

The Plan is effective as of the date it is approved by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of shareholders duly held in accordance with the applicable laws of the State of Missouri (the “Effective Date”). Unless the Company determines to submit Section 11 of the Plan and the definition of Performance Goal to the Company’s shareholders at the first shareholder meeting that occurs in the fifth year following the year in which the Plan was last approved by shareholders (or any earlier meeting designated by the Board), in accordance with the requirements of Section 162(m) of the Code, and such shareholder approval is obtained, then no further Performance Awards shall be made to Covered Employees under Section 11 after the date of such annual meeting, but the Plan may continue in effect for Awards to employees not in accordance with Section 162(m) of the Code.

Section 5.    ADMINISTRATION

5.1    Administration by Committee.    Subject to the further provisions of this Section 5, this Plan shall be administered by the Committee.

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5.2    Powers of Committee.    The Committee shall (i) approve the selection of Participants, (ii) determine the type of Awards to be made to Participants, (iii) determine the number of shares of Stock subject to Awards, (iv) determine the terms and conditions of any Award granted hereunder (including, but not limited to, any restriction and forfeiture conditions on such Award) and (v) have the authority to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements entered into hereunder, and to make all other determinations necessary or advisable for the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it shall deem desirable to carry it into effect.

5.3    Committee Action Binding.    Any action of the Committee shall be final, conclusive and binding on all persons, including the Company and its Subsidiaries and shareholders, Participants and persons claiming rights from or through a Participant.

5.4    Delegation.    The Committee may delegate to officers or employees of the Company or any Subsidiary, and to service providers, the authority, subject to such terms as the Committee shall determine, to perform administrative functions with respect to the Plan and Award agreements.

5.5    Indemnification.    Members of the Committee and any officer or employee of the Company or any Subsidiary acting at the direction of, or on behalf of, the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified by the Company with respect to any such action or determination.

Section 6.    ELIGIBILITY

Individuals eligible to receive Awards under the Plan shall be the officers and employees of the Company and its Subsidiaries selected by the Committee. Designation of a Participant in any year shall not require the Committee to designate such person as a Participant in any other year or to receive the same type or amount of award as granted in any other year.

Section 7.    AWARDS

Awards under the Plan may consist of Options, Restricted Stock, Stock Appreciation Rights and Performance Awards. Awards shall be subject to the terms and conditions of the Plan and shall be evidenced by an agreement containing such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

Section 8.    VESTING

The Committee shall determine the time or times at which an Award will vest or become exercisable and the terms on which an Award requiring exercise will become and remain exercisable, provided that, except in the case of Awards made in connection with the recruitment of new employees (including new officers) or as otherwise provided in this Plan, (i) Options and Stock Appreciation Rights shall vest in equal annual installments over a period of not less than three years and (ii) Restricted Stock and Performance Awards shall vest not earlier than three years from the grant date of the Award. Subject to the foregoing minimum vesting period restrictions, the Committee may at any time accelerate the vesting or exercisability of an Award, regardless of any adverse or potentially adverse tax consequences resulting from such acceleration. The Committee may also at any time accelerate the vesting or exercisability of an Award, without being subject to the limitations set forth in the first sentence of this Section 8, if such acceleration is associated with the death, disability, retirement or other termination of employment or service of a Participant. For purposes of the foregoing sentence, the Committee will have sole and conclusive power to define the types of disability, retirement or other termination of employment or service associated with such acceleration.

Section 9.    OPTIONS

9.1    Grant of Options.    The Committee may grant Options to eligible individuals under this Plan to purchase shares of Stock. Each grant of an Option shall be evidenced by an Award agreement, and each Award agreement shall state whether or not the Option will be treated as an Incentive Stock Option or

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Nonqualified Stock Option and shall incorporate such terms and conditions as the Committee in its discretion deems appropriate and consistent with the terms of this Plan. The aggregate Fair Market Value of the Stock for which Incentive Stock Options granted to any one employee under this Plan or any other incentive stock option plan of the Company or of any of its Subsidiaries may by their terms first become exercisable during any calendar year shall not exceed $100,000, determining Fair Market Value as of the date each respective Option is granted. In the event such threshold is exceeded in any calendar year, such excess Options shall be automatically deemed to be Nonqualified Stock Options. To the extent that any Option granted under this Plan that is intended to be an Incentive Stock Option fails for any reason to qualify as such at any time, such Option shall be a Nonqualified Stock Option.

9.2    Option Price.    The Option Price for each share of Stock subject to an Option shall be determined by the Committee and shall not be less than the Fair Market Value of a share of Stock on the date the Option is granted; provided, however, in the case of Incentive Stock Options granted to an employee owning stock possessing more than 10% of the total combined voting power of all classes of shares of the Company and its Subsidiaries (a “10% shareholder”) the price per share specified in the Award agreement shall not be less than 110% of the Fair Market Value per share of Stock on the date of grant.

9.3    Option Period.    The term of each Option shall be fixed by the Committee, but no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted; provided, that, in the case of Incentive Stock Options granted to 10% Shareholders, the term of such Option shall not exceed five (5) years from the date of grant.

9.4    Method of Exercise.    Options may be exercised, in whole or in part, by giving written notice of exercise to the Company in a form approved by the Company specifying the number shares of Stock to be purchased. Such notice shall be accompanied by the payment in full of the Option Price multiplied by the number of Options. The Option Price may be paid by (i) cash or certified or bank check, (ii) surrender of Stock held by the optionee for at least six (6) months prior to exercise (or such longer or shorter period as may be required to avoid a charge to earnings for financial accounting purposes) or the attestation of ownership of such shares, in either case, if so permitted by the Company, (iii) through a “same day sale” commitment from the optionee and a broker-dealer selected by the Participant that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased sufficient to pay for the total Option Price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the total Option Price directly to the Company, (iv) through additional methods prescribed by the Committee, or (v) by any combination of the foregoing, and, in all instances, to the extent permitted by applicable law. Options may not be exercised for fractional shares of Stock. A Participant’s subsequent transfer or disposition of any Stock acquired upon exercise of an Option shall be subject to any Federal and state laws then applicable, specifically securities law, and the terms and conditions of this Plan.

9.5    Prohibition on Repricing.    No Option granted hereunder shall be amended without shareholder approval to reduce the Option Price under such Option, or surrendered in exchange for a replacement Option having a lower purchase price per share; provided, that, this Section 9.5 shall not restrict or prohibit any adjustment or other action taken pursuant to Section 13 below.

Section 10.    RESTRICTED STOCK

The Committee, acting in its absolute discretion, may award Restricted Stock under the Plan to eligible Participants. Shares of Restricted Stock may not be sold, assigned, transferred or otherwise disposed of, or pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose, for such period (the “Restricted Period”) as the Committee shall determine. The Committee may define the Restricted Period in terms of the passage of time or in any other manner it deems appropriate, including, without limitation, based on the achievement of Performance Goals. Subject to the vesting requirements of Section 8, the Committee may alter or waive at any time any term or condition of Restricted

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Stock that is not mandatory under the Plan. Except as restricted under the terms of the Plan and any Award agreement, any Participant awarded Restricted Stock shall have all the rights of a shareholder including, without limitation, the right to vote Restricted Stock and the right to all dividends paid relative to the Restricted Stock during the Restricted Period. If a share certificate is issued in respect of Restricted Stock, the certificate shall be registered in the name of the Participant, but shall be held by the Company for the account of the Participant until the end of the Restricted Period. The Committee may also award Restricted Stock in the form of Restricted Stock units having a value equal to an identical number of shares of Stock. Payment of Restricted Stock units shall be made in Stock or in cash or in a combination thereof (based upon the Fair Market Value of the Stock on the day the Restricted Period expires), all as determined by the Committee in its sole discretion.

Section 11.    PERFORMANCE AWARDS

11.1    Performance Awards.    Performance awards may be granted in the form of actual shares of Stock or Stock units having a value equal to an identical number of shares of Stock. In the event that a share certificate is issued in respect of Performance Shares, such certificate shall be registered in the name of the Participant, but shall be held by the Company until the end of the Performance Period. The Committee shall determine in its sole discretion whether Performance Shares granted in the form of Stock units shall be paid in cash, Stock, or a combination of cash and Stock. In addition, the Committee may make cash bonuses to Participants based on the Performance Objectives described herein (performance shares and performance cash bonuses to be collectively referred to as “Performance Awards”). The Performance Objectives and Performance Period for any Performance Awards shall be determined by the Committee in its sole discretion.

11.2    Performance Objectives.    The Committee shall establish the Performance Objectives for each Performance Award, consisting of one or more business criteria permitted as Performance Goals hereunder, one or more levels of performance with respect to each such criteria, and the amount or amounts payable or other rights that the Participant will be entitled to upon achievement of such levels of performance. The Performance Objectives shall be established by the Committee prior to, or reasonably promptly following the inception of, a Performance Period but, to the extent required by Section 162(m) of the Code, by no later than the earlier of the date that is ninety (90) days after the commencement of the Performance Period or the day prior to the date on which twenty-five percent of the Performance Period has elapsed.

11.3    Additional Provisions Applicable to Performance Awards.    More than one Performance Objective may be incorporated in a Performance Goal, and the level of achievement with respect to each Performance Objective may be assessed individually or in combination with each other. The level or levels of performance specified with respect to a Performance Objective may be established in absolute terms, as objectives relative to performance in prior periods, as an objective compared to the performance of one or more comparable companies or an index covering multiple companies, or otherwise as the Committee may determine. Performance Objectives shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code. Performance Objectives may differ for Performance Awards granted to any one Participant or to different Participants. A Performance Award to a Participant who is a Covered Employee shall (unless the Committee determines otherwise as provided in Section 8 of this Plan) provide that in the event of the Participant’s termination of Continuous Service prior to the end of the Performance Period for any reason, such Performance Award will be payable only (i) if the applicable Performance Objectives are achieved and (ii) to the extent, if any, as the Committee shall determine.

11.4    Duration of Performance Period.    The Committee shall establish each Performance Period at the time that it sets the Performance Objectives applicable to that Performance Period. The Committee shall be authorized to permit overlapping or consecutive Performance Periods.

11.5    Certification.    Following the completion of each Performance Period, the Committee shall certify in writing, in accordance with the requirements of Section 162(m) of the Code, whether the Performance Objectives and other material terms of the Performance Award have been achieved or met. Unless the

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Committee determines otherwise, Performance Awards shall not be settled until the Committee has made the certification specified under this Section 11.5.

11.6    Adjustment.    To the extent necessary to preserve the intended economic effects of the Plan to the Company and the Participants, the Committee shall adjust Performance Objectives, the Performance Awards or both to take into account: (i) a change in corporate capitalization, (ii) a corporate transaction, such as any acquisition, any merger of the Company or any subsidiary into another corporation, any consolidation of the Company or any subsidiary into another corporation, any separation of the Company or any subsidiary (including a spinoff or the distribution of stock or property of the Company or any subsidiary), any reorganization of the Company or any subsidiary or a large, special and non-recurring dividend paid or distributed by the Company (whether or not such reorganization comes within the definition of Section 368 of the Code), (iii) any partial or complete liquidation of the Company or any subsidiary, (iv) any action by a regulatory agency, (v) a change in accounting, tax or other relevant rules or regulations, (vi) restructured or discontinued operations, (vii) restatement of prior period financial results, or (viii) other extraordinary and non-recurring items separately identified and quantified in the Company’s financial statements; provided, however, that no adjustment hereunder shall be authorized or made if and to the extent that the Committee determines that such authority or the making of such adjustment would cause the Performance Award to fail to qualify as “qualified performance-based compensation” under Section 162(m) of the Code.

11.7    Maximum Amount Payable.    Subject to Section 13, the maximum number of shares of Stock subject to a Performance Award granted to a Covered Employee is fifty thousand (50,000) shares of Stock during the Performance Period (or, to the extent such Performance Award is paid in cash, the maximum dollar amount of any such Award is the equivalent cash value, based on the Fair Market Value of the Stock, of such number of shares of Stock on the last day of the Performance Period). If the Performance Award is a performance cash bonus, the maximum of cash bonuses payable in any one fiscal year to a Participant shall be $2,000,000.

Section 12.    STOCK APPRECIATION RIGHTS

12.1    Grant of Stock Appreciation Rights.    The Committee may either alone or in connection with the grant of another Award, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Award agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same number of shares of Stock covered by the Option (or such lesser number of shares as the Committee may determine) and shall, except as provided in this Section 12, be subject to the same terms and conditions as the related Option.

12.2    Time of Grant.    A Stock Appreciation Right may be granted (i) at any time if unrelated to an Option, or (ii) if related to an Option, either at the time of grant, or in the case of Nonqualified Stock Options, at any time thereafter during the term of such Option.

12.3    Stock Appreciation Right Related to an Option

(a)    A Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Options are exercisable, and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a share of Stock on the date of exercise exceeds the Option Price specified in the related Incentive Stock Option Award agreement.

(b)    Upon the exercise of a Stock Appreciation Right related to an Option, the Participant shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a share of Stock on the date preceding the date of exercise of such Stock Appreciation Right over the per share Option Price under the related Option, by (ii) the number of shares of Stock as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the

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Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the agreement evidencing the Stock Appreciation Right at the time it is granted.

(c)    Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of shares of Stock as to which the Option is exercised or surrendered.

12.4    Stock Appreciation Right Unrelated to an Option.    The Committee may grant to a Participant Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability, vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years. Upon exercise of a Stock Appreciation Right unrelated to an Option, the Participant shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a share on the date preceding the date of exercise of such Stock Appreciation Right over the per share exercise price of the Stock Appreciation Right, by (ii) the number of shares of Stock as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Award agreement evidencing the Stock Appreciation Right at the time it is granted.

12.5    Method of Exercise.    Stock Appreciation Rights shall be exercised by a Participant only by a written notice delivered in person or by mail to the Company at the Company’s principal executive office, specifying the number of shares of Stock with respect to which the Stock Appreciation Right is being exercised.

12.6    Form of Payment.    Payment of the amount determined under this Section 12 may be made in the discretion of the Committee solely in whole shares of Stock in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and shares. If the Committee decides to make full payment in shares of Stock and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

Section 13.    ADJUSTMENT

13.1    Corporate Transaction or Event.    In the event of any dividend or other distribution (whether in the form of cash, Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, acquisition, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Stock or other securities of the Company, issuance of warrants or other rights to purchase Stock or other securities of the Company, or other similar corporate transaction or event (an “Event”), and in the Committee’s opinion, such Event affects the Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Committee shall, in such manner as it may deem equitable, including, without limitation, adjust any or all of the following: (i) the number and kind of shares of Stock (or other securities or property) with respect to which Awards may be granted or awarded; (ii) the number and kind of shares of Stock (or other securities or property) subject to outstanding Awards; and (iii) the grant or exercise price with respect to any Award. The Committee determination under this Section 13.1 shall be final, binding and conclusive. Any such adjustment made to an Incentive Stock Option shall be made in accordance with Section 424(a) of the Code and any adjustment to any other Award that is subject to Section 409A of the Code shall be made in accordance with Section 409A of the Code, unless otherwise determined by the Committee, in its sole discretion.

13.2    Termination; Cash-Out.    Upon the occurrence of an Event in which outstanding Awards are not to be assumed or otherwise continued following such an Event, the Committee may, in its discretion,

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terminate any outstanding Award without a Participant’s consent and (i) provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant’s rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Committee in its sole discretion and/or (ii) provide that such Award shall be exercisable (whether or not vested) as to all shares covered thereby for at least ten (10) days prior to such Event.

13.3    No Restrictions on Adjustments.    The existence of the Plan, Award agreements and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Stock or the rights thereof or which are convertible into or exchangeable for Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Section 14.    AMENDMENT OR TERMINATION

The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided, that, (a) no amendment shall be made without shareholder approval if such approval is necessary to comply with any applicable law, regulation or stock exchange rule and (b) except as provided in the Plan, including, without limitation, Section 13, no amendment shall be made that would adversely affect the rights of a Participant under an Award theretofore granted, without such Participant’s written consent.

Section 15.    SPECIAL PROVISIONS

15.1    Change of Control.    Unless otherwise provided in an Award agreement, upon the effective date of a Change of Control in which outstanding Awards are not terminated in accordance with Section 13 of the Plan, all Options and Stock Appreciation Rights, granted under this Plan prior to such Change of Control, shall immediately become vested and exercisable to the full extent of the original grant and all restrictions or performance conditions, if any, on any other Awards shall automatically lapse. The Committee may include such further provisions and limitations in any agreement documenting such Awards as it may deem equitable and in the best interests of the Company.

15.2    Forfeiture.    Notwithstanding anything in the Plan to the contrary and unless otherwise specifically provided in an Award agreement, in the event of a termination of a Participant for Cause, the Committee may cancel any outstanding Award granted to such Participant or former Participant, in whole or in part, whether or not vested. Such cancellation shall be effective as of the date specified by the Committee.

Section 16.    GENERAL PROVISIONS

16.1    Representations.    The Committee may require each Participant purchasing or acquiring shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that such Participant is acquiring the shares for investment and without a view to distribution thereof.

16.2    Restrictions.    Any certificates for Stock delivered under the Plan pursuant to any Award shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the SEC, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If the Committee determines that the issuance of Stock hereunder is not in compliance with, or subject to an exemption from, any applicable Federal or state securities laws, such shares shall not be issued until such time as the Committee determines that the issuance is permissible.

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16.3    Section 16.    It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 16.3, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

16.4    Section 162(m).    To the extent the Committee issues any Award that is intended to be exempt from the application of Section 162(m) of the Code, the Committee may, without shareholder or grantee approval, amend the Plan or the relevant Award agreement retroactively or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company’s Federal income tax deduction for compensation paid pursuant to any such Award.

16.5    No Rights as Shareholder.    Except as otherwise provided by the Committee in the applicable grant or Award agreement, a Participant shall have no rights as a shareholder with respect to any shares of Stock subject to an Award until a certificate or certificates evidencing shares of Stock shall have been issued to the Participant and, subject to Section 13, no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date on which Participant shall become the holder of record thereof.

16.6    Gender.    Where the context requires, words in any gender shall include any other gender.

16.7    Headings.    Headings of Sections are inserted for convenience and reference; they do not constitute any part of this Plan.

16.8    Expiration of the Plan.    Subject to earlier termination pursuant to Section 14, no Award may be granted following the ten (10) year anniversary of the Effective Date and, except with respect to outstanding Awards, this Plan shall terminate.

16.9    No Right to Continuous Service.    Nothing contained in the Plan or in any Award under the Plan shall confer upon any Participant any right with respect to the continuation of service with the Company or any of its Subsidiaries, or interfere in any way with the right of the Company or its Subsidiaries to terminate his or her Continuous Service at any time. Nothing contained in the Plan shall confer upon any Participant or other person any claim or right to any Award under the Plan.

16.10    Withholding.    Upon (a) disposition of shares of Stock acquired pursuant to the exercise of an Incentive Stock Option granted pursuant to the Plan within two (2) years of the grant of the Incentive Stock Option or within one (1) year after exercise of the Incentive Stock Option, or (b) exercise of a Nonqualified Stock Option (or an Incentive Stock Option treated as a Nonqualified Stock Option), or the vesting or payment of any other Award under the Plan, or (c) under any other circumstances determined by the Committee in its sole discretion, the Company shall have the right to require any Participant, and such Participant by accepting the Awards granted under the Plan agrees, to pay to the Company the amount of any taxes which the Company shall be required to withhold with respect thereto. In the event of clauses (a), (b) or (c), with the consent of the Committee, at its sole discretion, such Participant may elect to have the Company withhold shares of Stock having a Fair Market Value equal to the amount of the withholding tax obligation as determined by the Company and calculated based on the Fair Market Value of the Common Stock on the date preceding the date of such notice; provided, however, that no shares of Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law. Such shares so delivered to satisfy the minimum withholding obligation may be either shares withheld by the Company upon the exercise of the Option or other shares.

16.11    Nontransferability, Beneficiaries.    Unless otherwise determined by the Committee with respect to the transferability of Awards (other than Incentive Stock Options) by a Participant to his or her Immediate Family Members (or to trusts or partnerships or limited liability companies established for such family

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members), no Award shall be assignable or transferable by the Participant, otherwise than by will or the laws of descent and distribution or pursuant to a beneficiary designation, and Options shall be exercisable, during the Participant’s lifetime, only by the Participant (or by the Participant’s legal representatives in the event of the Participant’s incapacity). Each Participant may designate a beneficiary to exercise any Option held by the Participant at the time of the Participant’s death or to be assigned any other Award outstanding at the time of the Participant’s death. If no beneficiary has been named by a deceased Participant, any Award held by the Participant at the time of death shall be transferred as provided in his or her will or by the laws of descent and distribution. Except in the case of the holder’s incapacity, an Option may only be exercised by the holder thereof.

16.12    Governing Law.    The law of the State of Missouri shall apply to all Awards and interpretations under the Plan regardless of the effect of such state’s conflict of laws principles.

16.13    Unfunded Status.    The Plan is intended to constitute an “unfunded” plan for incentive compensation and nothing contained in the Plan shall give any Participant any rights that are greater than those of a general unsecured creditor of the Company. To the extent applicable, this Plan is intended to comply with Section 409A of the Code and the Committee shall interpret and administer the Plan in accordance therewith. In addition, any provision in this Plan document that is determined to violate the requirements of Section 409A shall be void and without effect. In addition, any provision that is required to appear in this Plan document that is not expressly set forth shall be deemed to be set forth herein, and such Plan shall be administered in all respects as if such provisions were expressly set forth.

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C/O UMB BANK - NA 928 GRAND BOULEVARD, 13TH FLOOR KANSAS CITY, MO 64106

VOTE BY INTERNET – www.proxyvote.com
To vote over the Internet, go to the website address shown above. Have your proxy card in hand when you access the website and follow the instructions to vote.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by The Laclede Group, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE – 1-800-690-6903
To vote by phone, call the toll-free number shown above using a touchtone phone. Have your proxy card in hand when you call and follow the instructions.

VOTE BY MAIL
To vote by mail, mark, sign, and date the proxy card below and return it in the postage-paid envelope we have provided or send it to The Laclede Group, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

The Internet and phone voting facilities will close at 11:59 P.M. Eastern Standard Time on January 25, 2006. If you vote by Internet or telephone, you do not need to return your proxy card.

THANK YOU FOR YOUR VOTE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	LCLDE1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE LACLEDE GROUP, INC.

		For All	Withhold All	For All Except	To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.
1.	Election of directors:

	01) Arnold W. Donald 02) William E. Nasser	☐	☐	☐

Vote on Proposals		For	Against	Abstain			For	Against	Abstain

2.	To amend the Articles of Incorporation to reduce the minimum size of the Board from nine to seven	☐	☐	☐	4.	To approve The Laclede Group 2006 Equity Incentive Plan	☐	☐	☐

3.	To approve The Laclede Group Annual Incentive Plan	☐	☐	☐	5.	To ratify the appointment of Deloitte & Touche, LLP as independent auditors for fiscal year 2006	☐	☐	☐

Please date and sign exactly as your name appears. If shares are held by joint tenants, both must sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by authorized person.

For comments, please check this box and write them on the back where indicated.	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

2006 Annual Meeting of Shareholders
Thursday, January 26, 2006
10:00 a. m. Central Standard Time
St. Louis Pavilion Hotel
One Broadway, Saint Louis, Missouri

AGENDA

●     Election of two directors
●     Amendment of the Articles of Incorporation to reduce the minimum size of the Board from nine to seven
●     Approval of The Laclede Group Annual Incentive Plan
●     Approval of The Laclede Group 2006 Equity Incentive Plan
●     Ratification of the appointment of Deloitte & Touche, LLP as independent auditors for fiscal year 2006

It is important that these shares are represented at the meeting, whether or not you attend the meeting in person. To make sure these shares are represented, we urge you to please vote by completing the proxy card on the reverse side and mailing it in the enclosed postage-paid envelope, using the toll-free number on the reverse side or visiting the website shown on the reverse side.

THE LACLEDE GROUP, INC.

Proxy solicited on behalf of the Board of Directors for

Annual Meeting of Shareholders on January 26, 2006

The undersigned hereby appoints Mary C. Kullman, Barry C. Cooper, Douglas H. Yaeger and each of them as proxies with full power of substitution to represent and to vote all shares that the undersigned would be entitled to vote if present at the annual meeting of shareholders of The Laclede Group, Inc. and at any adjournment and postponement thereof. The meeting will be held January 26, 2006 at 10:00 a.m. central standard time at the St. Louis Pavilion Hotel, One Broadway, St. Louis, Missouri. The undersigned hereby revokes any proxies previously given with respect to such meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE, BUT IF NO SPECIFICATION IS MADE, IT WILL BE VOTED FOR ALL OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4 AND 5 AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Comments:

(If you noted any comments above, please mark corresponding box on the reverse side.)

(To be signed on reverse side)